UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2006

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Item 1. Report to Stockholders.


Calvert

Investments that make a difference

September 30, 2006
Annual Report
Calvert New Vision
Small Cap Fund

Important!
Take the Calvert Environment and Climate Change Survey -- Details on Inside Cover
www.calvert.com/survey

Calvert

Investments that make a difference

a UNIFI company

Take the Calvert Environment and Climate Change Survey

Thank you so much for your support of Calvert. From time to time we seek the input from investors like you to help inform our social investment policy choices. We would greatly appreciate your participation in a 10 minute on-line survey focused on the Environment, Climate Change, and Energy Issues. If you are interested in participating, please go to the following link: www.calvert.com/survey. We thank you in advance for your participation. The survey will close on December 22, so respond soon!

President's Letter

1

Social Update

4

Portfolio Management Discussion

7

Shareholder Expense Example

11

Report of Independent Registered Public Accounting Firm

13

Schedule of Investments

14

Statement of Assets and Liabilities

18

Statement of Operations

19

Statements of Changes in Net Assets

20

Notes to Financial Statements

22

Financial Highlights

28

Explanation of Financial Tables

33

Proxy Voting and Availability of Quarterly Portfolio Holdings

35

Trustee and Officer Information Table

36

Dear Shareholder:

Over the 12 months ended September 30, 2006, the U.S. economy and financial markets have moved solidly ahead while facing shifting pressures from fluctuating energy prices and interest rates, the ongoing war in Iraq, and a change in Federal Reserve (Fed) leadership and policies.

During the reporting period, we've also begun to see some encouraging shifts in the areas of U.S. stock market leadership as investors move from pursuing more speculative, short-term trends toward higher-quality, more fundamentally oriented investing. Many of our portfolio managers and Funds have faced significant headwinds over the last several years as certain management styles (e.g., value and small-cap) and market sectors (e.g., energy and industrials) have dominated market performance. We know you may have concerns about the performance of your Calvert Funds, and we want you to know we share your concerns and would like to address them.

A Look at Market Headwinds

Cyclical "headwinds" are a part of any investment process as economic and market trends change, and styles go in and out of favor. As long-term investors, we know that performance leadership of different styles rotates. And at Calvert, we strive to provide you with a broad array of investment options, managed by experienced money managers, so you can diversify your portfolio to weather market ups and downs. While we remain fully confident in our sub-advisors and investment process that combines rigorous financial analysis with analysis of a company's corporate responsibility practices, we are nonetheless challenged by certain sector and cyclical issues in the marketplace.

Specifically, many of Calvert's portfolio managers employ disciplines that screen for stocks that exhibit strong fundamentals--such as steady earnings growth, high returns on equity or low debt--and that are fairly priced. For many of our Funds, this fundamental financial analysis, coupled with our social screening process, leads to a bias toward more growth-oriented companies, many of which are in areas like healthcare, information technology, and the consumer discretionary sectors--areas that until recently have been underperforming.

With signs of a slowing economy and the recent outperformance of higher-quality companies with solid, long-term fundamentals, we believe a readjustment in the financial markets is underway that should benefit Calvert investors. In time, the cyclical headwinds should blow more strongly in our direction, favoring the high-quality companies with strong fundamentals and long-term growth potential that our Fund managers favor and portfolios emphasize.

Former Calvert Board Member Awarded 2006 Nobel Peace Prize

Recently, Dr. Muhammad Yunus and Grameen Bank were jointly awarded the 2006 Nobel Peace Prize for their pioneering work in microfinance. An original board member of Calvert World Values Fund, Dr. Yunus founded the Grameen Bank in 1976 to provide poor people with access to small loans that empower them to start or expand their own businesses. This award is especially significant in that it makes explicit and acknowledges the direct link between financial self-sufficiency and peace. Calvert is proud of our 10-year association with Dr. Yunus and of the role that our firm and shareholders have played in supporting Dr. Yunus's Nobel Prize-winning work in microfinance.

Advancing Regulatory Oversight

On the regulatory front, we continue to strengthen compliance operations with regard to codes of ethics, compliance programs, and SEC and NASD disclosure requirements. Our Chief Compliance Officer for Calvert Funds, Karen Becker, a Calvert veteran of 20 years, has oversight of and administers all Fund policies and procedures which have been designed with the highest level of integrity.

30 Acts of Caring

For our 30th anniversary, Calvert staff decided to honor the founding spirit of the company with 30 separate acts of caring. From book and clothing drives to refurbishing homes with Habitat for Humanity-- to working in soup kitchens, volunteering at elder daycare centers, and raising money to grant the wishes of ill children for the Make A Wish Foundation--Calvert employees are participating fully in this celebration of community service.

A Long-Term, Disciplined Outlook

Looking ahead, we believe our disciplined, research-driven investment process will lead to rewarding long-term performance for Calvert investors. We encourage you to work with a financial professional to maintain a strategic investment plan and diversified portfolio. Your advisor can provide important insights into investment markets and personal financial planning, particularly in challenging markets.

As Calvert celebrates its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products. Calvert continues to strive toward its dual goals of favorable investment results and a positive impact on corporate responsibility, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2006

Social Update
from the Calvert Social Research Department

As a company, through the work of Calvert Social Research Department, and through our unique investment programs, Calvert is a leader in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2006.

Shareholder Advocacy

We filed 17 shareholder resolutions during the 2006 proxy season, eight of which resulted in successful corporate dialogues and six of which were voted upon. Two of the resolutions received more than one-third of the vote (considered very high for shareholder-initiated proposals)--Home Depot on equal employment opportunity issues and Standard Pacific on energy efficiency. We also filed resolutions regarding sustainable forestry, predatory lending, animal welfare, disclosure and reporting, and contributions to political organizations and campaigns.

Corporate board diversity remains a major area of Calvert focus, with one-third of the resolutions filed for the reporting period in this area. We revisited our efforts launched in 2002, when Calvert sent letters to 154 companies in the Calvert Social Index Fund with no gender or racial diversity on their boards. Two-thirds of those companies still in the Index now have board diversity or a statement endorsing board diversity. For more information about these initiatives, see Shareholder Advocacy at www.calvert.com/sri_648.html.

Deepening our Impact

We are developing a plan to heighten the visibility and extend the impact of our overall advocacy efforts. While we will continue to file shareholder resolutions and engage management of the companies we hold in dialogue, we are expanding our approach to other advocacy tools and channels. This includes direct company and industry-wide dialogues (whether on our own or in multi-stakeholder settings) and industry standard-setting exercises to help leverage change across industries on a global basis. We also plan to engage in public policy and regulatory advocacy, by taking advantage of our proximity to and relationships with the U.S. government, non-governmental organizations, think tanks, and media.

Community Investments

Many of our Funds participate in Calvert's community investing, or High Social Impact Investing (HSII) program, administered through the Calvert Social Investment Foundation. The HSII program may allocate up to between 1% and 3% of Fund assets at below-market rates to provide economic opportunity for struggling populations.1 During the reporting period, the Foundation made several investments to groups working to revitalize the Gulf Coast Region in the aftermath of Hurricanes Katrina and Rita. MicroCredit Enterprises (MCE), a non-profit that leverages private capital to make tiny business loans to women in developing countries living in extreme poverty, was another organization receiving an investment from the Foundation.

Global Issues

China and the Internet. As China clamps down on freedom of information and expression, several major U.S. internet and information technology companies have come under scrutiny by members of Congress, the media and various human rights organizations. We are now in discussions with several major portfolio holdings about minimizing their complicity in human rights abuses and disclosing how they are complying with government policy. Bennett Freeman, Calvert's Senior Vice President for Social Research and Policy, participated on Calvert's behalf in a multi-stakeholder dialogue convened by the Center for Democracy and Technology (CDT). This event aimed to develop a global industry standard addressing these issues, and included leading companies such as Microsoft, Google and Yahoo.

Sudan. Calvert has also made a commitment to address the human rights crisis in Sudan. Due to our long-standing human rights and Indigenous Peoples' rights criteria, we do not invest in companies that materially contribute to sustaining the Sudanese regime and the abuses in Darfur. We continue to scrutinize our holdings for such involvement and will, if necessary, take action through engagement or divestment. We remain prepared to lend our name and voice to appropriate opportunities as they arise, whether through engagement with companies or public policy initiatives.

Special Equities

A modest but important portion of certain Calvert portfolios is invested in private companies that make socially or environmentally helpful products or provide such services, both with a profit objective. We have long been involved in the technology side of the alternative energy sector, but we're seeing a new area of growth in related services. To that end, we have invested in Global Resource Options, one of the largest solar power installation services in the country.2 While this is still a fragmented field, the company has already expanded into some of the more challenging areas of the country. And with more states starting to provide tax credits geared at alternative energy, the growth potential is significant.

Also, through the Special Equities program, we have invested in the Rose Smart Growth Fund, which acquires buildings in urban, mass-transit oriented locations around the country. Rose manages these buildings to a "green" standard, seeking increased energy efficiency, decreased operating expenses, healthier indoor environments, and higher tenant retention. The Rose Fund acquired its first asset in April 2006, consisting of two historic office buildings in Seattle, Washington that the Fund seeks to certify with the US Green Building Council's Leadership in Energy and Environmental Design (LEED) Rating System™, the nationally accepted benchmark for the design, construction, and operation of high performance green buildings. Supporting this green building movement allows us to diversify our efforts to reduce energy usage.3

1. As of September 30, 2006, Calvert Social Investment Foundation represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced, 0.82%; CSIF Bond, 0.44%; CSIF Equity, 0.57%; Calvert Capital Accumulation Fund, 1.02%; Calvert World Values Fund International Equity Fund, 0.74%; Calvert Large Cap Growth Fund, 0.30%; and Calvert New Vision Small Cap Fund, 0.62%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization.

2. On September 30, 2006, Global Resource Options represented 0.06% of the Calvert Social Investment Fund Equity Portfolio.

3. On September 30, 2006, Rose Smart Growth Fund represented 0.17% of the Calvert Social Investment Fund Balanced Portfolio.

Portfolio Management Discussion

Paul A. Radomski

Michael E. Schroer

of Renaissance Investment Management

Performance

For the 12-month reporting period ended September 30, 2006, Calvert New Vision Small Cap Fund Class A shares (at NAV*) returned

-3.04%, lagging the Russell 2000® Index, at 9.92%. The Fund's underperformance relative to the benchmark resulted from stock selection within the Information Technology, Health Care, and Consumer Staples sectors. We are disappointed by these results, but looking ahead, believe that the company fundamentals of the Fund's holdings are strong.

Investment Climate

During the past year, large- and small-cap stocks both generated returns within their long-term average historical range, with the Russell 1000® Index posting a return of 10.25% and the Russell 2000® Index returning 9.92%. But there was a noticeable difference between large- and small-cap stocks at the end of the period, as the Russell 2000 Index lagged the Russell 1000 Index by 4.6% for the third quarter of 2006.

Additionally, value stocks outperformed growth stocks by a significant margin. In fact, the Russell 2000® Value Index advanced 14.01% for the last 12 months versus 5.88% for the Russell 2000® Growth Index.

The market environment was favorable for stocks, as inflation signals from earlier in the year showed signs of moderating. Energy prices, which had been volatile over the twelve-month period, exhibited steep declines during the third quarter of 2006, with crude oil prices dropping 14% and natural gas prices tumbling 8%.

Yields on bonds also declined at the end of the period, after having risen for much of the last year. The 10-year Treasury bond yield rose from 4.32% a year ago, to 5.14% at the end of June, and then fell to 4.63% by the period's end. The Federal Reserve (Fed) elected to leave the target Fed Funds rate unchanged at 5.25% at its August and September meetings--after having raised the target six times over the course of the reporting period--stating that economic growth is continuing, though at a slower rate than earlier in the year. The Fed also said that "some inflation risks remain" and promised continued vigilance.

Portfolio Strategy

Using Calvert's Double Diligence® process, the Fund seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

Performance of the Fund over the past year has been disappointing to us, and underperformance was almost entirely driven by stock selection within the Information Technology, Health Care and Consumer Staples sectors.

While we believe that the core tenets of our investment approach are sound and add value over time, we are diligently reviewing our process to identify potential opportunities for improvement.

Zoran and Omnivision Technologies both manufacture chips used in consumer products, but their stocks suffered from different factors. Zoran, which returned -38%, is weighed down by an ongoing SEC probe into its issuance of stock options to key personnel. We continue to hold Zoran because the eventual financial impact appears to be minimal. On the other hand, Omnivision Technologies (-35%) has seen slower growth, which caused the firm to lower earnings estimates for the coming quarter. Due to the negative earnings estimate revisions and decelerating growth, we eliminated our position. Xyratex (-38%) has also had negative earnings estimate revisions recently, as it absorbs the costs of integrating a recent acquisition.

To be sure, our challenges were not limited to the Technology sector. We also recognized significant losses in Meritage Homes and Parlux Fragrances, both classified as Consumer Discretionary stocks. Meritage is a homebuilder with significant presence in Nevada and Florida. The softening of the housing market is well documented and the outlook for Meritage's earnings has been reduced. Because of this deteriorating outlook, we sold our positions in the stock in July.

Parlux Fragrances provides branded consumer products, primarily perfumes, colognes and apparel. Growth decelerated earlier this year largely due to faltering sales of the Paris Hilton brand. The stock price decline was further exacerbated by a failed buyout attempt from the company's Chairman and CEO. While the buyout offer was attractive, it was poorly financed and not realistic. Company management lost further credibility in the eyes of the investment community as a result, and we exited Parlux in June.

Our strongest performers were in the Consumer Discretionary sector. NutriSystem, up 55%, continues to benefit from strong demand for its weight-loss system. The company began direct-to-the-consumer advertising early last year, which is largely responsible for the acceleration in the growth. Third quarter 2006 revenues of $132 million were up 230% relative to the same time last year.2 Select Comfort, up 64%, has also benefited from strong demand. In fact, the company's adjustable firmness air-chamber mattresses have been gaining market share from traditional mattress companies.

Outlook

Recent attention has been focused on corporate profit margins and the possible impact of changes in those margins on future returns. While profits have averaged about 9.4% of gross domestic product (GDP) over the long term,1 profits currently account for 12.3% of GDP--the highest level since the early 1960s. This has led to speculation that profit margins might revert to historical averages, with negative implications for stock prices. However, with the notable exception of the early 1970s (the first oil crisis), stocks have generally performed well in the past, even after profit margins peaked. Our look at history suggests that if inflation and bond yields are stable, stocks can still produce reasonable returns, even if profit margins are stable or declining.

Despite recent poor performance, we believe that the investment fundamentals of our portfolio remain strong. The average company in our portfolio sells at 15.4 times expected 2007 earnings, about the same as that of the benchmark Russell 2000 Index--despite having significantly higher growth characteristics and more attractive earnings-momentum characteristics than the Index.

An environment of declining corporate profit margins is generally a favorable one for investing in companies with above-average fundamentals and growth prospects. Since growth stocks have been dramatically underperforming value stocks for six years, we believe that investors will be significantly rewarded for investing in growth stocks over the next several years. In our view, high-quality growth stocks appear to be extremely attractive today. We are optimistic that our continued adherence to our disciplined approach can lead to attractive, competitive long-term results for our shareholders.

October 2006

1. As of March 30, 2006--the latest data available.

2. Source: Bloomberg.

As of September 30, 2006, the following companies represented the following percentages of Fund net assets: Zoran 1.97%, Omnivision Technologies 0.00%, Xyratex 0.00%, Meritage Homes 0.00%, Parlux Fragrances 0.00%, NutriSystem 1.07%, and Select Comfort 1.95%. Portfolio holdings are subject to change without notice.

Portfolio Statistics
September 30, 2006
Investment Performance
(total return at NAV*)

	6 Months	12 Months
	ended	ended
	9/30/06	9/30/06
Class A	(11.16%)	(3.04%)
Class B	(11.59%)	(3.91%)
Class C	(11.54%)	(3.81%)
Class I	(10.81%)	(2.24%)
Russell 2000 Index**	(4.61%)	9.92%
Lipper Small-Cap Core Funds Avg.**	(5.26%)	7.55%

Ten Largest Stock Holdings
	% of Net Assets
j2 Global Communications, Inc.	2.7%
Radiation Therapy Services, Inc.	2.7%
Hancock Holding Co.	2.6%
Amedisys, Inc.	2.6%
AMCOL International, Corp.	2.5%
Encore Wire Corp.	2.5%
Childrens Place Retail Stores, Inc.	2.3%
Portfolio Recovery Associates, Inc.	2.3%
LCA-Vision, Inc.	2.3%
Benchmark Electronics, Inc.	2.2%
Total	24.7%

Economic Sectors
	% of Total Investments
Consumer Discretionary	10.5%
Consumer Staples	1.2%
Energy	4.0%
Exchange Traded Funds	5.7%
Financials	19.3%
Health Care	16.9%
Industrials	19.8%
Information Technology	18.4%
Materials	4.2%
Total	100%

*Investment performance does not reflect the deduction of any front-end or deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2006
Average Annual Total Returns
(with max. load)

Class A Shares
One year	(7.65%)
Five year	3.10%
Since inception	2.80%
(1/31/97)

Class B Shares
One year	(8.71%)
Five year	2.78%
Since inception	1.82%
(3/31/98)

Class C Shares
One year	(4.77%)
Five year	3.25%
Since inception	2.52%
(1/31/97)

Portfolio Statistics
September 30, 2006
Average Annual Total Returns

Class I Shares*
One year	(2.24%)
Five year	5.13%
Since inception	8.13%
(2/26/99

Performance Comparison
Comparison of change in value of $10,000 investment.

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the periods January 18, 2002 through January 30, 2003 and March 12, 2003 through July 31, 2003.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum 4.75% front-end sales charge, or deferred sales charge as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results. New subadvisor assumed management of the Fund effective June 2005.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/06	9/30/06	4/1/06 - 9/30/06
Class A
Actual	$1,000.00	$888.40	$8.09
Hypothetical	$1,000.00	$1,016.50	$8.64
(5% return per year before expenses)
Class B
Actual	$1,000.00	$884.10	$12.50
Hypothetical	$1,000.00	$1,011.80	$13.35
(5% return per year before expenses)
Class C
Actual	$1,000.00	$884.60	$11.84
Hypothetical	$1,000.00	$1,012.51	$12.64
(5% return per year before expenses)
Class I
Actual	$1,000.00	$891.90	$4.36
Hypothetical	$1,000.00	$1,020.46	$4.66
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.71%, 2.65%, 2.51%, and 0.92% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of the Calvert Fund and Shareholders of Calvert New Vision Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert New Vision Small Cap Fund, a series of The Calvert Fund, including the schedule of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert New Vision Small Cap Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, PA
November 20, 2006

Schedule of Investments
September 30, 2006

Equity Securities - 93.0%	Shares	Value
Airlines - 1.7%
Continental Airlines, Inc., Class B*	105,925	$2,998,737

Capital Markets - 5.5%
Investment Technology Group, Inc.*	52,325	2,341,544
optionsXpress Holdings, Inc.	129,775	3,618,127
TradeStation Group, Inc.*	257,137	3,875,054
		9,834,725

Commercial Banks - 2.6%
Hancock Holding Co.	87,600	4,690,980

Commercial Services & Supplies - 4.4%
American Reprographics Co.*	122,820	3,937,609
Watson Wyatt & Co. Holdings	98,550	4,032,666
		7,970,275

Computers & Peripherals - 2.1%
Komag, Inc.*	120,050	3,836,798

Construction Materials - 1.6%
Eagle Materials, Inc.	87,615	2,950,873

Consumer Finance - 2.2%
World Acceptance Corp.*	88,825	3,906,524

Diversified Consumer Services - 2.1%
Steiner Leisure Ltd.*	89,525	3,764,526

Diversified Financial Services - 2.3%
Portfolio Recovery Associates, Inc.*	94,095	4,127,948

Electrical Equipment - 3.5%
Encore Wire Corp.*	126,125	4,450,951
Genlyte Group, Inc.*	25,325	1,803,140
		6,254,091

Electronic Equipment & Instruments - 4.2%
Benchmark Electronics, Inc.*	151,275	4,066,272
LoJack Corp.*	176,425	3,456,166
		7,522,438

Energy Equipment & Services - 2.8%
Hydril Company LP*	52,325	2,933,339
Superior Energy Services, Inc.*	81,525	2,140,847
		5,074,186

Health Care Equipment & Supplies - 2.0%
Sirona Dental Systems, Inc.	109,075	3,591,840

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - 12.7%
Amedisys, Inc.*	117,225	$4,650,316
AMERIGROUP Corp.*	122,075	3,607,316
Healthways, Inc.*	68,950	3,075,170
LCA-Vision, Inc.	98,485	4,068,415
Radiation Therapy Services, Inc.*	167,500	4,896,025
WellCare Health Plans, Inc.*	46,850	2,653,116
		22,950,358

Health Care Technology - 2.0%
Allscripts Healthcare Solutions, Inc.*	159,565	3,582,234

Household Durables - 2.1%
Ethan Allen Interiors, Inc.	109,143	3,782,896

Insurance - 4.6%
HCC Insurance Holdings, Inc.	76,735	2,523,047
Philadelphia Consolidated Holding Corp.*	51,371	2,043,538
Universal American Financial Corp.*	234,425	3,767,210
		8,333,795

Internet & Catalog Retail - 1.1%
NutriSystem, Inc.*	30,925	1,926,318

Internet Software & Services - 5.7%
DealerTrack Holdings, Inc.*	162,225	3,586,795
Digital River, Inc.*	36,175	1,849,266
j2 Global Communications, Inc.*	180,880	4,914,509
		10,350,570

Leisure Equipment & Products - 1.0%
Pool Corp.	45,110	1,736,735

Machinery - 3.0%
JLG Industries, Inc.	107,875	2,137,004
Toro Co.	78,775	3,321,942
		5,458,946

Metals & Mining - 2.5%
AMCOL International, Corp.	180,075	4,485,668

Oil, Gas & Consumable Fuels - 1.2%
Helix Energy Solutions Group, Inc.*	62,955	2,102,697

Personal Products - 1.2%
NBTY, Inc.*	73,975	2,165,248

Real Estate Management & Development - 1.3%
Jones Lang LaSalle, Inc.	28,460	2,432,761

Road & Rail - 1.9%
Old Dominion Freight Lines, Inc.*	112,762	3,386,243

Equity Securities - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - 3.6%
Ikanos Communications, Inc.*	243,350	$2,864,230
Zoran Corp.*	220,200	3,540,816
		6,405,046

Software - 2.7%
Hyperion Solutions Corp.*	34,425	1,186,974
Micros Systems, Inc.*	73,725	3,606,627
		4,793,601

Specialty Retail - 4.2%
Childrens Place Retail Stores, Inc.*	64,660	4,140,180
Select Comfort Corp.*	160,247	3,506,204
		7,646,384

Trading Companies & Distributors - 5.2%
Applied Industrial Technologies, Inc.	159,400	3,889,360
Watsco, Inc.	75,360	3,467,314
WESCO International, Inc.*	35,120	2,038,014
		9,394,688

Total Equity Securities (Cost $163,716,582)		167,458,129

Exchange Traded Funds - 5.6%
iShares Russell 2000 Index Fund	140,550	10,119,600

Total Exchange Traded Funds (Cost $10,225,450)		10,119,600

	Principal
Certificate of Deposit - 0.1%	Amount	Value
ShoreBank, 4.30%, 2/11/07 (b)(k)	$100,000	$99,650

Total Certificate of Deposit (Cost $100,000)		99,650

	Principal
High Social Impact Investments - 0.6%	Amount	Value
Calvert Social Investment Foundation Notes, 3.00%, 7/1/07 (b)(i)(r)	$1,151,905	$1,102,292

Total High Social Impact Investments (Cost $1,151,905)		1,102,292

Total Investments (Cost $175,193,937) - 99.3%		178,779,671
Other assets and liabilities, net - 0.7%		1,316,363
Net Assets - 100%		$180,096,034

*     Non-income producing security.

(b)     This security was valued by the Board of Trustees. See note A.

(i)     Restricted securities represent 0.6% of net assets of the Fund.

(k)     These certificates of deposit are fully insured by agencies of the federal government.

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes,
3.00%, 7/1/07	7/1/04-7/3/06	$1,151,905

See notes to financial statements.

STATEMENT OF ASSET AND LIABILITIES
September 30, 2006

Assets
Investments in securities, at value (Cost $175,193,937) - see accompanying schedule	$178,779,671
Cash	647,284
Receivable for securities sold	10,752,091
Receivable for shares sold	250,354
Interest and dividends receivable	32,163
Other assets	10,271
Total assets	190,471,834

Liabilities
Payable for securities purchased	9,790,499
Payable for shares redeemed	274,399
Payable to Calvert Asset Management Company, Inc.	153,460
Payable to Calvert Administrative Services Company	37,133
Payable to Calvert Shareholder Services, Inc.	9,761
Payable to Calvert Distributors, Inc.	51,448
Accrued expenses and other liabilities	59,100
Total liabilities	10,375,800
Net Assets	$180,096,034

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 7,657,538 shares outstanding	$121,807,695
Class B: 1,000,455 shares outstanding	14,236,284
Class C: 1,184,977 shares outstanding	17,631,731
Class I: 1,579,560 shares outstanding	27,560,676
Accumulated net realized gain (loss) on investments	(4,726,086)
Net unrealized appreciation (depreciation) on investments	3,585,734

Net Assets	$180,096,034

Net Asset Value Per Share:
Class A (based on net assets of $121,940,835)	$15.92
Class B (based on net assets of $14,425,044)	$14.42
Class C (based on net assets of $17,269,857)	$14.57
Class I (based on net assets of $26,460,298)	$16.75

See notes to financial statements.

Statement of Operations
Year ended September 30, 2006

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $1,050)	$1,040,292
Interest income	196,873
Total investment income	1,237,165

Expenses:
Investment advisory fee	1,484,670
Transfer agency fees and expenses	694,246
Distribution Plan expenses:
Class A	366,239
Class B	179,269
Class C	206,550
Trustees' fees and expenses	12,188
Administrative fees	475,569
Accounting fees	40,566
Custodian fees	28,163
Registration fees	45,029
Reports to shareholders	126,713
Professional fees	18,717
Miscellaneous	14,304
Total expenses	3,692,223
Reimbursement from Advisor:
Class I	(21,728)
Fees paid indirectly	(26,179)
Net expenses	3,644,316

Net Investment Income (Loss)	(2,407,151)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(4,347,768)
Foreign currency transactions	(42)
(4,347,810)

Change in unrealized appreciation or (depreciation) on:
Investments	2,637,181
Assets and liabilities denominated in foreign currencies	(206)
2,636,975

Net Realized and Unrealized Gain (Loss)	(1,710,835)

Increase (Decrease) in Net Assets
Resulting From Operations	($4,117,986)

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	($2,407,151)	($1,128,596)
Net realized gain (loss)	(4,347,810)	22,898,759
Change in unrealized appreciation or (depreciation)	2,636,975	(19,939,254)

Increase (Decrease) in Net Assets
Resulting From Operations	(4,117,986)	1,830,909

Distributions to shareholders from:
Net realized gain:
Class A Shares	(16,826,533)	(6,841,758)
Class B Shares	(2,174,796)	(894,695)
Class C Shares	(2,462,530)	(957,566)
Class I Shares	(660,729)	(97,327)
Total distributions	(22,124,588)	(8,791,346)

Capital share transactions:
Shares sold:
Class A Shares	18,579,267	38,145,984
Class B Shares	1,216,382	1,928,639
Class C Shares	2,160,213	4,351,020
Class I Shares	22,850,954	2,266,626
Reinvestment of distributions:
Class A Shares	15,792,972	6,428,485
Class B Shares	1,916,749	771,256
Class C Shares	2,033,894	795,143
Class I Shares	604,414	97,326
Redemption fees:
Class A Shares	5,301	5,869
Class B Shares	121	--
Class C Shares	32	2
Shares redeemed:
Class A Shares	(65,386,252)	(81,121,305)
Class B Shares	(6,340,339)	(7,626,701)
Class C Shares	(7,027,183)	(8,543,679)
Class I Shares	(1,027,356)	(188,925)
Total capital share transactions	(14,620,831)	(42,690,260)

Total Increase (Decrease) in Net Assets	(40,863,405)	(49,650,697)

Net Assets
Beginning of year	220,959,439	270,610,136
End of year	$180,096,034	$220,959,439

See notes to financial statements.

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A Shares	1,082,206	2,025,858
Class B Shares	77,157	110,675
Class C Shares	135,936	247,604
Class I Shares	1,340,021	117,955
Reinvestment of distributions:
Class A Shares	928,452	331,747
Class B Shares	123,502	42,805
Class C Shares	129,795	43,815
Class I Shares	33,994	4,865
Shares redeemed:
Class A Shares	(3,808,782)	(4,354,853)
Class B Shares	(406,429)	(442,400)
Class C Shares	(443,035)	(494,133)
Class I Shares	(57,046)	(9,657)
Total capital share activity	(864,229)	(2,375,719)

See notes to financial statements.

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A Shares	1,082,206	2,025,858
Class B Shares	77,157	110,675
Class C Shares	135,936	247,604
Class I Shares	1,340,021	117,955
Reinvestment of distributions:
Class A Shares	928,452	331,747
Class B Shares	123,502	42,805
Class C Shares	129,795	43,815
Class I Shares	33,994	4,865
Shares redeemed:
Class A Shares	(3,808,782)	(4,354,853)
Class B Shares	(406,429)	(442,400)
Class C Shares	(443,035)	(494,133)
Class I Shares	(57,046)	(9,657)
Total capital share activity	(864,229)	(2,375,719)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert New Vision Small Cap Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2006, securities valued at $1,201,942, or 0.7% of net assets, were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). Prior to September 27, 2006, the redemption fee applied to redemptions, including exchanges, made within five days for all Class I shares. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

New Accounting Pronouncements: In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% based on the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2007 for Class I. The contractual expense cap is .92%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I does not have Distribution Plan expenses.

The Distributor received $40,907 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2006.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $130,904 for the year ended September 30, 2006.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($25,000 prior to January 1, 2006) plus up to $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $313,463,026 and $349,905,950, respectively.

The cost of investments owned at September 30, 2006 for federal income tax purposes was $175,193,937. Net unrealized appreciation aggregated $3,585,734, of which $13,136,707 related to appreciated securities and $9,550,973 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $571,370 (from Calvert Social Investment Fund Technology Portfolio) and $2,061,130 at September 30, 2006 may be available, subject to certain tax limitations, to offset future capital gains until expiration in September 2010 and September 2014, respectively.

The Fund intends to elect to defer post-October losses of $2,093,586 to fiscal year ended September 30, 2007. Such losses if utilized will expire in 2015.

The tax character of dividends and distributions paid during the years ended September 30, 2006, and September 30, 2005 were as follows:

Distributions paid from:	2006	2005
Ordinary income	--	--
Long-term capital gain	$22,124,588	$8,791,346
Total	$22,124,588	$8,791,346

As of September 30, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($2,632,500)
Unrealized appreciation (depreciation)	3,585,734
$953,234

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to the disallowance of net operating losses and the tax treatments of foreign currency gains (losses) and real estate investment trusts.

Undistributed net investment income	$2,407,151
Accumulated net realized gain (loss)	193,094
Paid in capital	(2,600,245)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to post-October loss deferrals and the capital loss limitations from the merger with the Calvert Social Investment Fund Technology Portfolio.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2006. For the year ended September 30, 2006, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$35,520	4.85%	$1,115,900	December 2005

Tax Information (Unaudited)

Calvert New Vision Small Cap Fund designates $22,124,588 as 15%-rate capital gain dividends paid during fiscal year ended September 30, 2006.

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2006	2005
Net asset value, beginning	$18.25	$18.70
Income from investment operations
Net investment income (loss)	(.21)	(.06)
Net realized and unrealized gain (loss)	(.22)	.22
Total from investment operations	(.43)	.16
Distributions from
Net realized gain	(1.90)	(.61)
Total distributions	(1.90)	(.61)
Total increase (decrease) in net asset value	(2.33)	(.45)
Net asset value, ending	$15.92	$18.25

Total return*	(3.04%)	0.64%
Ratios to average net assets: A
Net investment income (loss)	(1.10%)	(0.28%)
Total expenses	1.74%	1.71%
Expenses before offsets	1.74%	1.71%
Net expenses	1.73%	1.70%
Portfolio turnover	160%	169%
Net assets, ending (in thousands)	$121,941	$172,540

	Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2004	2003	2002
Net asset value, beginning	$16.43	$13.61	$15.39
Income from investment operations
Net investment income (loss)	(.10)	(.15)	.19
Net realized and unrealized gain (loss)	2.37	3.11	(1.60)
Total from investment operations	2.27	2.96	(1.41)
Distributions from
Net investment income	--	(.13)	--
Net realized gain	--	(.01)	(.37)
Total distributions	--	(.14)	(.37)
Total increase (decrease) in net asset value	2.27	2.82	(1.78)
Net asset value, ending	$18.70	$16.43	$13.61

Total return*	13.82%	21.89%	(9.65%)
Ratios to average net assets: A
Net investment income (loss)	(0.53%)	(1.03%)	1.11%
Total expenses	1.69%	1.77%	1.70%
Expenses before offsets	1.69%	1.76%	1.70%
Net expenses	1.68%	1.75%	1.70%
Portfolio turnover	54%	54%	41%
Net assets, ending (in thousands)	$214,143	$157,611	$109,207

Financial Highlights

	Years Ended
	September 30,	September 30,
Class B Shares	2006	2005
Net asset value, beginning	$16.84	$17.45
Income from investment operations
Net investment income (loss)	(.36)	(.24)
Net realized and unrealized gain (loss)	(.16)	.24
Total from investment operations	(.52)	(.00)
Distributions from
Net realized gain	(1.90)	(.61)
Total distributions	(1.90)	(.61)
Total increase (decrease) in net asset value	(2.42)	(.61)
Net asset value, ending	$14.42	$16.84

Total return*	(3.91%)	(0.25%)
Ratios to average net assets: A
Net investment income (loss)	(2.02%)	(1.18%)
Total expenses	2.66%	2.61%
Expenses before offsets	2.66%	2.60%
Net expenses	2.65%	2.60%
Portfolio turnover	160%	169%
Net assets, ending (in thousands)	$14,425	$20,309

	Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2004	2003	2002
Net asset value, beginning	$15.47	$12.94	$14.80
Income from investment operations
Net investment income (loss)	(.24)	(.22)	.03
Net realized and unrealized gain (loss)	2.22	2.88	(1.52)
Total from investment operations	1.98	2.66	(1.49)
Distributions from
Net investment income	--	(.12)	--
Net realized gain	--	(.01)	(.37)
Total distributions	--	(.13)	(.37)
Total increase (decrease) in net asset value	1.98	2.53	(1.86)
Net asset value, ending	$17.45	$15.47	$12.94

Total return*	12.80%	20.71%	(10.59%)
Ratios to average net assets: A
Net investment income (loss)	(1.42%)	(2.02%)	.18%
Total expenses	2.58%	2.76%	2.76%
Expenses before offsets	2.58%	2.75%	2.76%
Net expenses	2.57%	2.74%	2.76%
Portfolio turnover	54%	54%	41%
Net assets, ending (in thousands)	$26,089	$19,522	$11,878

Financial Highlights

	Years Ended
	September 30,	September 30,
Class C Shares	2006	2005
Net asset value, beginning	$16.98	$17.57
Income from investment operations
Net investment income (loss)	(.33)	(.21)
Net realized and unrealized gain (loss)	(.18)	.23
Total from investment operations	(.51)	.02
Distributions from
Net realized gain	(1.90)	(.61)
Total distributions	(1.90)	(.61)
Total increase (decrease) in net asset value	(2.41)	(.59)
Net asset value, ending	$14.57	$16.98

Total return*	(3.81%)	(0.13%)
Ratios to average net assets: A
Net investment income (loss)	(1.89%)	(1.06%)
Total expenses	2.53%	2.50%
Expenses before offsets	2.53%	2.49%
Net expenses	2.52%	2.48%
Portfolio turnover	160%	169%
Net assets, ending (in thousands)	$17,270	$23,131

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2004	2003	2002
Net asset value, beginning	$15.57	$13.00	$14.85
Income from investment operations
Net investment income (loss)	(.21)	(.23)	.04
Net realized and unrealized gain (loss)	2.21	2.93	(1.52)
Total from investment operations	2.00	2.70	(1.48)
Distributions from
Net investment income	--	(.12)	--
Net realized gain	--	(.01)	(.37)
Total distributions	--	(.13)	(.37)
Total increase (decrease) in net asset value	2.00	2.57	(1.85)
Net asset value, ending	$17.57	$15.57	$13.00

Total return*	12.85%	20.93%	(10.49%)
Ratios to average net assets: A
Net investment income (loss)	(1.33%)	(1.89%)	0.27%
Total expenses	2.49%	2.64%	2.60%
Expenses before offsets	2.49%	2.62%	2.60%
Net expenses	2.48%	2.61%	2.59%
Portfolio turnover	54%	54%	41%
Net assets, ending (in thousands)	$27,501	$19,092	$13,260

Financial Highlights

	Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2006	2005	2004
Net asset value, beginning	$18.96	$19.26	$16.46
Income from investment operations
Net investment income (loss)	(.03)	.06	.02
Net realized and unrealized gain (loss)	(.28)	.25	2.78
Total from investment operations	(.31)	.31	2.80
Distributions from
Net realized gain	(1.90)	(.61)	--
Total distributions	(1.90)	(.61)	--
Total increase (decrease) in net asset value	(2.21)	(.30)	2.80
Net asset value, ending	$16.75	$18.96	$19.26

Total return*	(2.24%)	1.42%	17.01%
Ratios to average net assets: A
Net investment income (loss)	(.31%)	.43%	.22%
Total expenses	1.10%	1.16%	1.14%
Expenses before offsets	.93%	.93%	.93%
Net expenses	.92%	.92%	.92%
Portfolio turnover	160%	169%	54%
Net assets, ending (in thousands)	$26,460	$4,979	$2,878

	Periods Ended
	September 30,	March 12,	January 18,
Class I Shares	2003(z)	2003 (y)	2002 (x)
Net asset value, beginning	$16.20	$13.25	$15.76
Income from investment operations
Net investment income (loss)	--	--	(.02)
Net realized and unrealized gain (loss)	.26	(1.29)	2.16
Total from investment operations	.26	(1.29)	2.14
Distributions from
Net realized gain	--	--	(.37)
Total distributions	--	--	(.37)
Total increase (decrease) in net asset value	.26	(1.29)	1.77
Net asset value, ending	$16.46	$11.96	$17.53

Total return*	1.60%	(9.74%)	13.58%
Ratios to average net assets: A
Net investment income (loss)	(.11%) (a)	(.31%) (a)	(.35%) (a)
Total expenses	1.01% (a)	1.12% (a)	1,179.31% (a)
Expenses before offsets	.93% (a)	.93% (a)	.70% (a)
Net expenses	.92% (a)	.92% (a)	.70% (a)
Portfolio turnover	5%	9%	11%
Net assets, ending (in thousands)	$1,130	$0	$0

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)     Annualized.

(x)     The last remaining shareholder in Class I redeemed on January 18, 2002.

(y)     Class I shares resumed on January 30, 2003 when the Calvert Social Investment Fund's Technology Portfolio merged into the Calvert New Vision Small Cap Fund. Subsequently, the last remaining shareholder redeemed on March 12, 2003.

(z)     Class I shares resumed upon shareholder investment on July 31, 2003.

*     Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table

# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years	(Not Applicable to Officers)
DISINTERESTED TRUSTEES
RICHARD L. BAIRD, JR. AGE: 58	Trustee	1976	President and CEO of the Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	26
FRANK H. BLATZ, JR., Esq. AGE: 71	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
DOUGLAS E. FELDMAN, M.D. AGE 58	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA AGE: 73	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 58	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 60	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 69	Trustee	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 54	Trustee & President	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
DAVID R. ROCHAT AGE: 69	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 58	Trustee & Chair	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003).	26	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation Studio School Fund Syntao.com China
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Officer	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Officer	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 50	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Officer	1979	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert New Vision
Small Cap Fund
To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert

Investments that make a difference

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September 30, 2006 Annual Report
Calvert Income Fund

Calvert

Investments that make a difference

a UNIFI company

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President's Letter

1

Portfolio Management Discussion

4

Shareholder Expense Example

8

Report of Independent Registered Public Accounting Firm

10

Statement of Net Assets

11

Statement of Operations

22

Statements of Changes in Net Assets

23

Notes to Financial Statements

25

Financial Highlights

31

Explanation of Financial Tables

35

Proxy Voting and Availability of Quarterly Portfolio Holdings

37

Trustee and Officer Information Table

38

Dear Shareholder:

Over the twelve-month period ended September 30, 2006, the U.S. financial markets and economy were buffeted by diverse forces, including volatile energy prices, the ongoing Iraq war, large trade deficits, and a change in Federal Reserve (Fed) policy and leadership.

Despite these pressures, fixed-income market performance was solid and although slowing, the U.S. economy appears to be on a relatively strong footing, with solid job growth, growing corporate profits, and moderate inflation. For this reporting period, we're pleased to report that all of our corporate taxable bond funds outperformed their benchmarks.

An Uncertain Interest Rate Environment

Although fixed-income markets ultimately performed in positive territory, it's been a challenging year for bond investors. The Fed's steady uptick in short-term interest rates dampened bond prices and returns for much of the period. But signs of an economic slowdown and the August pause in short-term rate hikes fueled a late-summer bond rally. We believe at this point the Fed funds rate is now in "neutral" territory--neither overly accommodative nor restrictive of economic growth and inflation. We believe the Fed may now be in a holding pattern, awaiting key economic data on core inflation and consumer spending before moving short-term rates again.

Confidence in Our Fixed-Income Expertise

With so many diverse factors affecting the economy and bond market, the expertise of a professional bond fund manager can be very beneficial. Calvert's experience in the fixed-income markets spans 30 years, covering virtually every type of interest-rate environment. Over this period, our management team has refined its investment process that includes four key strategic components, which we refer to collectively as FourSight.® This flexible process for seeking solid investments in any type of market includes: managing duration, monitoring the yield curve, optimizing sector allocation, and analyzing credit quality.

Our solid performance and the effectiveness of this strategy have been reflected in our results across many venues, including media appearances by our managers and press accolades throughout the year.

Former Calvert Board Member Awarded 2006 Nobel Peace Prize

Recently, Dr. Muhammad Yunus and Grameen Bank were jointly awarded the 2006 Nobel Peace Prize for their pioneering work in microfinance. An original board member of Calvert World Values Fund, Dr. Yunus founded the Grameen Bank in 1976 to provide poor people with access to small loans that empower them to start or expand their own businesses. This award is especially significant in that it makes explicit and acknowledges the direct link between financial self-sufficiency and peace. Calvert is proud of our 10-year association with Dr. Yunus and of the role that our firm and shareholders have played in supporting Dr. Yunus's Nobel Prize-winning work in microfinance.

30 Acts of Caring

For our 30th anniversary, Calvert staff decided to honor the founding spirit of the company with 30 separate acts of caring. From book and clothing drives to refurbishing homes with Habitat for Humanity-- to working in soup kitchens, volunteering at elder daycare centers, and raising money to grant the wishes of ill children for the Make A Wish Foundation--Calvert employees are participating fully in this celebration of community service.

A Long-Term, Disciplined Outlook

In any market, we believe it's wise to adhere to a long-term, well-diversified portfolio strategy that includes bond funds. We encourage you to work with a financial professional, who can provide important insights into investment markets and personal financial planning.

As Calvert celebrates our 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to continuing to serve you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2006

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager
of Calvert Asset Management Company

Investment Performance

Calvert Income Fund Class A shares at NAV* produced a total return of 4.02% for the 12-month reporting period ended September 30, 2006. The benchmark Lehman US Credit Index returned 3.39% for the same period.

Investment Climate

During the 12-month reporting period, the Federal Reserve (Fed) increased the target Fed funds rate 0.25% at the first six of its eight scheduled meetings, pushing the rate to 5.25% before moving to the sidelines in August. Short-term rates, including those of the three-month Treasury bill, rose in response to these hikes.1 Long-term interest rates increased slightly, with the benchmark 10-year Treasury yield rising 0.29% to 4.63%.

The U.S. economy grew at a 3.3% pace during the first nine months of the reporting period, as measured by gross domestic product (GDP), which is in line with the long-term U.S. average.2 On average, 148,000 new jobs were created each month, while the unemployment rate remained a low 4.6%. Inflation became an issue during the year, however. The headline consumer price index (CPI) increased 3.8% over the 12-month reporting period and the core CPI, which excludes volatile food and energy prices, rose 2.8%.3 Rising headline and core inflation led the Fed to tilt its monetary policy bias toward addressing the risk of inflation, potentially leaving the door open for more rate increases. However, the Fed left rates unchanged at its August and September meetings.

Portfolio Strategy

Our strategy reflects Calvert's FourSight® management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

The Fund posted stronger returns versus its benchmark during the reporting period, due to its relatively short duration (4.33 years on September 30, 2006, versus 5.91 years for the benchmark). During the period, interest rates rose disproportionately more for shorter-term securities (maturing in 1 year or less) than longer-term bonds (with maturities of 10 years and longer). In fact, by the third quarter of 2006, short-term yields actually exceeded long-term yield, producing an inverted yield curve. Another primary driver of the Fund's relative outperformance included a significant allocation to floating-rate notes, which are not held by the benchmark. Floating- or adjustable-rate securities are characterized as having coupons (interest rates) that reset periodically (weekly or monthly, for example) and so can provide a benefit to a portfolio when increases occur in short-term rates such as the Fed funds rate.

Earlier in the reporting period, the Fund was positioned for a narrowing of the difference in interest rates between short- and longer-term securities. The difference in yields did in fact compress, creating an inverted yield curve, and was a positive factor for Fund performance.

Finally, an overweighting to both high-quality, AAA-rated bonds and below-investment-grade bonds--in what is known as a "credit barbell strategy"--was another strong contributor to returns, as those two sectors outperformed. In fact, the Fund had a 12.5% allocation to out-of-benchmark, high-yield securities, which were buoyed by returns in this sector of 8.07%.4

Outlook

Fed rate hikes have moved the target Fed funds rate into a historically neutral range--neither overly accommodative nor restrictive--but the level of core inflation remains uncomfortably high. However, the quickening pace of inflation has finally slowed over the last few months, offering hope that the level will soon drop into the Fed's comfort zone and eliminate the need for further hikes in the target rate.

We expect U.S. economic growth to be slower than average in coming quarters, but do not expect a recession or any change in the target Fed funds rate. The sharp drop in energy prices that started in the late summer should cushion weaker consumer spending, but a material slowdown in the housing sector could threaten consumption. We are also watching the actions of central banks around the globe, many of which started tightening their monetary policies during the reporting period, pushing interest rates up worldwide. While we expect interest-rate hikes overseas to be very gradual, the U.S. must rely on foreign investment in U.S. securities to help offset our broad deficit, so domestic interest rates must stay competitive with those overseas to continue attracting investors from abroad.

Successful portfolio strategies have boosted Fund returns relative to the benchmark during the reporting period. Looking ahead, we anticipate continuing our slightly defensive posture, although we may move Fund duration closer to the benchmark as rates move higher, primarily through the sale of floating-rate securities and the purchase of longer-term, fixed-rate bonds. We expect to maintain the Fund's credit barbell strategy so long as the yield difference between high-quality bonds and low-quality bonds remains narrow. Given our strategies and our outlook, we believe the portfolio is well positioned for the future.

October 2006

Portfolio Statistics
September 30, 2006

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/06	9/30/06
Class A	3.43%	4.02%
Class B	3.13%	3.25%
Class C	3.06%	3.24%
Class I	3.79%	4.65%
Lehman U.S. Credit Index**	4.10%	3.39%
Lipper Corporate Debt Funds BBB-Rated Avg.**	3.57%	3.51%

Maturity Schedule
	Weighted Average
	9/30/06	9/30/05
	11 years	12 years

SEC Yields
	30 days ended
	9/30/06	9/30/05
Class A	4.67%	3.58%
Class B	4.09%	2.97%
Class C	4.15%	3.00%
Class I	5.49%	4.37%

*     Investment performance does not reflect the deduction of any front-end or deferred sales charge.

**     Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2006
Average Annual Total Returns
(with max. load)

Class A Shares
One year	0.14%
Five year	5.38%
Ten year	7.77%

Class B Shares
One year	(0.75%)
Five year	5.41%
Since inception	6.31%
(7/30/99)
Class C Shares
One year	2.30%
Five year	5.43%
Since inception	6.61%
(7/31/00)

Portfolio Statistics
September 30, 2006
Average Annual Total Returns

Class I Shares
One year	4.71%
Five year	6.85%
Since inception	7.94%

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%, or deferred sales charge as applicable. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Portfolio Statistics
September 30, 2006

Economic Sectors	% of Total Investments
Asset Backed Securities	6.0%
Banks	10.4%
Brokerages	3.0%
Cash Equivalent	0.3%
Financials	2.7%
Financial Services	8.3%
U.S. Government Agency Obligations	6.0%
U.S. Treasury	27.0%
Industrial	15.4%
Industrial - Finance	3.0%
Insurance	2.0%
Municipal Obligations	8.1%
Real Estate Investment Trust	2.7%
Sovereign Obligations	0.1%
Special Purpose	1.5%
Transportation	0.8%
Utilities	2.7%
Total	100%

1. The three-month Treasury bill yield rose 1.33%, to 4.88%.

2. The third quarter 2006 GDP was not released at the time of this writing. Average annualized growth rate of real GDP over the last 50 years was 3.3%. Data source: Commerce Department.

3. CPI data available through August 2006.

4. The Lehman US Corporate High Yield Index returned 8.07% for the period.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/06	9/30/06	4/1/06 - 9/30/06
Class A
Actual	$1,000.00	$1,034.30	$6.04
Hypothetical	$1,000.00	$1,019.13	$6.00
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,031.30	$9.84
Hypothetical	$1,000.00	$1,015.38	$9.77
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,030.60	$9.57
Hypothetical	$1,000.00	$1,015.64	$9.50
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,037.90	$2.82
Hypothetical	$1,000.00	$1,022.30	$2.80
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.18%, 1.93%, 1.88% and 0.55% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of The Calvert Fund and Shareholders of Calvert Income Fund:

We have audited the accompanying statement of net assets of the Calvert Income Fund, a series of The Calvert Fund, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Income Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, PA
November 20, 2006

Statement of Net Assets
September 30, 2006

	Principal
Corporate Bonds - 55.2%	Amount	Value
ACLC Business Loan Receivables Trust, 5.98%, 10/15/21 (e)(r)	$6,713,294	$6,480,262
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	16,725,000	18,275,240
7.30%, 10/14/49 (e)	19,950,000	19,852,345
Alliance Mortgage Investments:
12.64%, 6/1/10 (r)	3,061,875	3,061,875
15.39%, 12/1/10 (r)	16,500,000	16,500,000
American Electric Power Co., Inc., 4.709%, 8/16/07 (r)	2,000,000	1,986,758
American Home Mortgage Assets, 1.546%, 5/25/46	181,321,357	11,219,259
Ameriprise Financial, Inc., 7.518% to 6/1/16, floating rate thereafter to 6/1/66 (r)	13,000,000	13,939,011
Anadarko Petroleum Corp., 5.79%, 9/15/09 (r)	15,250,000	15,266,848
APL Ltd., 8.00%, 1/15/24	13,525,000	12,172,500
Appalachian Power Co., 5.697%, 6/29/07 (r)	4,490,000	4,497,405
Asian Development Bank, 6.22%, 8/15/27	2,470,000	2,816,317
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)	50,571,000	23,144,830
Atmos Energy Corp., 5.882%, 10/15/07 (r)	24,962,000	24,968,808
Aurora Military Housing LLC:
5.605%, 12/15/35 (e)	4,000,000	3,962,680
5.625%, 12/15/35 (e)	4,000,000	3,961,800
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	21,885,000	24,393,961
BAC Capital Trust XI, 6.625%, 5/23/36	29,220,000	30,817,745
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	23,932,196	25,173,080
Banco Santander Chile, 5.74%, 12/9/09 (e)(r)	2,000,000	1,999,996
Barclays Bank plc, 6.278%, 12/29/49 (r)	15,180,000	14,474,282
BB&T Capital Trust II, 6.75%, 6/7/36	5,000,000	5,357,621
Bear Stearns Co's, Inc., 6.22%, 10/28/14 (r)	46,520,000	46,569,730
BellSouth Corp., 5.58%, 8/15/08 (r)	2,300,000	2,300,162
BellSouth Telecommunications, Inc., STEP, 0.00% to 12/15/15,
6.65% thereafter to 12/15/95 (r)	22,540,000	10,820,542
BF Saul, 7.50%, 3/1/14	13,150,000	13,199,313
BJ Services Co., 5.57%, 6/1/08 (r)	33,500,000	33,500,092
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (r)	31,379,000	31,574,491
Brandywine Operating Partnership LP, 5.949%, 4/1/09 (r)	8,485,000	8,487,848
Brunswick Corp., 6.75%, 12/15/06	3,570,000	3,577,159
Capital One Capital III, 7.686%, 8/15/36	14,100,000	14,955,192
Captec Franchise Trust, 8.155%, 12/15/13 (e)	2,895,000	2,316,000
Chase Funding Mortgage Loan, 4.045%, 5/25/33	4,451,447	4,385,577
Chevy Chase Bank FSB, 6.875%, 12/1/13	6,986,000	6,994,733
Chatham Centre LLC VRDN, 5.45%, 4/1/22 (r)	1,300,000	1,300,000
Chugach Electric Association, Inc., 6.55%, 3/15/11	2,780,000	2,921,583
Cinergy Global Resources, Inc., 6.20%, 11/3/08 (e)	13,500,000	13,873,553
Citibank Credit Card Issuance Trust:
4.75%, 10/22/12	3,000,000	2,981,379
5.45%, 5/10/13	6,800,000	6,921,563
CitiFinancial, 6.75%, 7/1/07	3,365,000	3,398,171
Citigroup, Inc.:
6.50%, 1/18/11	17,650,000	18,534,721
5.10%, 9/29/11	14,000,000	13,945,755

	Principal
Corporate Bonds - Cont'd	Amount	Value
Collegiate Funding Services Education Loan Trust I:
5.32%, 3/1/42 (e)	$12,000,000	$12,030,000
5.31%, 3/1/42	10,000,000	10,025,000
5.30%, 12/28/43 (r)	20,000,000	20,050,000
Consolidated Natural Gas Co., 6.875%, 10/15/26	5,560,000	5,974,934
Constellation Brands, Inc., 7.25%, 9/1/16	5,000,000	5,062,500
Countrywide Asset-Backed Certificates, 5.78%, 11/25/34 (r)	8,394,295	8,406,746
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	39,250,000	38,114,639
Dime Community Bancshares, Inc.:
9.25%, 5/1/10 (e)	2,000,000	2,199,848
9.25%, 5/1/10	500,000	549,962
Dominion Resources, Inc.:
5.664%, 9/28/07 (r)	16,539,000	16,540,146
5.687%, 5/15/08 (r)	6,800,000	6,830,023
7.50% to 6/30/16, floating rate thereafter to 6/30/66 (r)	21,900,000	23,137,295
Duke Realty LP, 5.647%, 12/22/06 (r)	4,900,000	4,900,492
Dunkin Securitization, 5.779%, 6/20/31 (e)	20,750,000	21,077,290
E*Trade Financial Corp.:
8.00%, 6/15/11	5,525,000	5,732,188
7.375%, 9/15/13	1,750,000	1,789,375
Eastern Energy Ltd., 6.75%, 12/1/06 (e)	3,850,000	3,859,148
Enterprise Mortgage Acceptance Co. LLC, Interest Only, 0.697%,
10/15/23 (e)(r)	101,314,412	2,279,574
Enterprise Products Operating LP, 8.375% to 8/1/16, floating rate thereafter to 8/1/66 (r)	50,965,000	53,223,769
Fidelity National Information Services, Inc., 4.75%, 9/15/08	2,500,000	2,373,827
First National Bank of Omaha, 7.32%, 12/1/10	3,800,000	3,848,918
First Republic Bank, 7.75%, 9/15/12	7,557,500	8,330,424
FMAC Loan Receivables Trust:
7.16%, 9/15/19 (e)	347,182	97,211
6.755%, 11/15/20 (e)	2,602,593	2,199,490
FMG Finance Ltd.:
9.421%, 9/1/11 (e)(r)	6,500,000	6,175,000
10.00%, 9/1/13 (e)	27,000,000	25,650,000
10.625%, 9/1/16 (e)	26,475,000	25,416,000
Ford Motor Credit Co., 9.957%, 4/15/12 (r)	47,735,000	49,872,734
General Motors Acceptance Corp., 4.25%, 1/15/07	100,000	99,408
Glitnir banki HF:
5.667%, 10/15/08 (e)(r)	9,750,000	9,750,221
4.75%, 10/15/10 (e)	6,000,000	5,724,344
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)	8,400,000	8,514,745
7.451% to 6/14/16, floating rate thereafter to 12/14/49 (e)	7,760,000	7,932,738
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	12,895,000	12,569,510
Trust III, 5.361%, 2/15/36 (e)	22,820,000	22,706,790
GMAC LLC, 6.407%, 1/16/07 (r)	30,920,000	30,900,872
Golden Securities Corp., 5.63%, 12/2/13 (e)(r)	17,672,809	17,607,684
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	13,166,000	13,599,030

	Principal
Corporate Bonds - Cont'd	Amount	Value
Goldman Sachs Group, Inc.:
6.345%, 2/15/34	$41,077,000	$41,003,644
6.45%, 5/1/36	20,120,000	20,608,305
HBOS plc, 6.413% to 10/1/35, floating rate thereafter to 9/29/49 (e)(r)	26,700,000	25,857,295
Health Care Property Investors, Inc.:
5.84%, 9/15/08 (r)	28,800,000	28,800,332
6.30%, 9/15/16	14,270,000	14,356,105
HRPT Properties Trust, 5.99%, 3/16/11 (r)	29,000,000	29,000,245
ICICI Bank Ltd., 7.25% to 10/31/16, floating rate thereafter to
8/29/49 (e)(r)	1,000,000	1,016,930
Impac CMB Trust:
6.024%, 10/25/33 (r)	2,942,902	2,943,911
5.65%, 9/25/34 (r)	3,422,066	3,428,164
5.59%, 4/25/35 (r)	13,666,995	13,704,886
5.64%, 4/25/35 (r)	4,897,340	4,915,243
5.60%, 5/25/35 (r)	19,898,653	19,936,897
5.65%, 8/25/35 (r)	14,605,104	14,630,693
Independence Community Bank Corp., 3.75% to 4/1/09, floating rate thereafter to 4/1/14 (r)	19,210,000	18,341,524
Ingersoll-Rand Co. Ltd., 6.015%, 2/15/28	10,340,000	10,734,481
Interpool Capital Trust, 9.875%, 2/15/27	47,283,000	48,937,905
Interpool, Inc., 7.35%, 8/1/07	1,525,000	1,528,813
Jersey Central Power & Light Co., 5.625%, 5/1/16	4,985,000	5,037,691
Johnson Controls, Inc., 5.25%, 1/15/11	3,000,000	2,969,928
JPMorgan Chase & Co., 4.88%, 10/28/08 (r)	72,800,000	72,756,952
JPMorgan Chase Capital XX, 6.55%, 9/29/36	16,430,000	16,606,893
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17	3,000,000	2,981,250
Kaupthing Bank HF:
5.55%, 12/1/09	18,800,000	18,502,020
6.067%, 1/15/10 (e)(r)	39,000,000	39,000,000
5.75%, 10/4/11 (e)	30,000,000	29,808,869
Kinder Morgan, Inc., 7.45%, 3/1/98	9,390,000	8,724,185
KN Capital Trust III, 7.63%, 4/15/28	4,500,000	4,191,932
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	53,775,000	45,977,625
Landsbanki Islands HF, 6.10%, 8/25/09 (e)(r)	11,700,000	11,699,806
Lehman Brothers Holdings, Inc., 4.98%, 9/8/08 (r)	7,157,000	7,091,727
Lennar Corp., 5.893%, 8/20/07 (r)	39,960,000	39,958,976
Leucadia National Corp., 7.00%, 8/15/13	17,700,000	17,567,250
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	51,271,000	256,355
8.30%, 12/1/37 (e)(m)*	33,720,000	168,600
8.45%, 12/1/97 (e)(m)*	1,000,000	5,000
Masco Corp.:
5.64%, 3/9/07 (e)(r)	5,000,000	5,003,655
6.125%, 10/3/16	3,000,000	2,979,009
Mcguire Air Force Base, Military Housing Project, 5.611%,
9/15/51 (e)	11,420,000	11,420,000
Meridian Funding Co. LLC:
5.893%, 8/30/07 (e)(r)	13,220,000	13,230,193
5.686%, 10/6/08 (e)(r)	14,632,560	14,640,520
5.67%, 10/15/14 (e)(r)	39,250,000	39,265,151
Michigan Consolidated Gas Co., 7.21%, 5/1/07	500,000	505,397

	Principal
Corporate Bonds - Cont'd	Amount	Value
Mid-Atlantic Family Military Communities LLC:
5.24%, 8/1/50 (e)	$2,500,000	$2,403,925
5.30%, 8/1/50 (e)	17,245,000	16,562,098
Midwest Family Housing LLC:
5.531%, 1/1/51 (e)	4,250,000	4,097,637
5.581%, 1/1/51 (e)	4,720,000	4,584,347
NationsBank Cap Trust III, 6.057%, 1/15/27 (r)	1,500,000	1,447,998
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	7,500,000	7,693,922
6.90%, 10/1/37	7,480,000	7,921,062
6.59%, 7/7/38	1,890,000	1,952,094
Nelnet Student Loan Trust, 5.29%, 10/25/38 (r)	10,000,000	10,025,000
New Valley Generation V, 4.929%, 1/15/21	2,499,014	2,457,267
New York State Community Statutory Trust II, 9.218%,
12/28/31 (e)(r)	3,500,000	3,513,125
Noble Group Ltd., 6.625%, 3/17/15 (e)	40,265,000	35,581,787
Odyssey Re Holdings Corp., 6.875%, 5/1/15	13,090,000	12,445,748
Orkney Re II plc, Series B, 8.404%, 12/21/35 (e)(r)	19,550,000	19,550,000
Overseas Private Investment Corp., 4.05%, 11/15/14	2,717,600	2,596,748
Overseas Shipholding Group, Inc., 7.50%, 2/15/24	26,965,000	26,493,112
Pacific Pilot Funding Ltd., 6.25%, 10/20/16 (e)(r)	6,342,722	6,331,362
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	4,400,000	4,477,382
Pepco Holdings, Inc., 6.025%, 6/1/10 (r)	5,000,000	4,979,360
Pioneer Natural Resources Co.:
5.875%, 7/15/16	10,700,000	10,038,188
6.875%, 5/1/18	69,385,000	68,930,412
Preferred Term Securities IX Ltd., 6.21%, 4/3/33 (e)(r)	1,000,000	1,007,220
Prudential Financial, Inc., STEP, 4.104%, 11/15/06 (r)	24,636,000	24,595,318
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	13,305,000	15,483,622
Public Service Electric & Gas Co., 6.375%, 5/1/08 (r)	1,000,000	1,014,113
Public Service Enterprise Group, Inc., 5.765%, 9/21/08 (r)	30,600,000	30,599,602
Public Steers Trust, 6.646%, 11/15/18	4,828,474	4,200,772
Puget Energy Inc., 7.02%, 12/1/27	571,000	631,648
RBS Capital Trust IV, 6.167%, 9/29/49 (r)	19,500,000	19,501,755
Residential Capital Corp.:
6.742%, 6/29/07 (r)	61,220,000	61,557,292
6.693%, 11/21/08 (r)	51,480,000	52,068,833
6.607%, 4/17/09 (r)	26,600,000	26,776,302
6.00%, 2/22/11	16,000,000	16,017,631
6.50%, 4/17/13	2,700,000	2,749,074
6.875%, 6/30/15	9,950,000	10,405,234
Richmond County Capital Corp., 8.318%, 7/15/49	10,000,000	10,034,375
Santander Issuances SA Unipersonal, 5.75%, 6/20/16 (e)(r)	35,700,000	36,295,801
Skyway Concession Co. LLC, 5.647%, 6/30/17 (e)(r)	5,000,000	4,995,975
SLM Student Loan Trust, 5.61%, 12/15/17 (r)	5,495,023	5,519,256
Sovereign Bancorp, Inc.:
5.68%, 3/1/09 (e)(r)	8,735,000	8,731,045
4.80%, 9/1/10 (e)	5,000,000	4,886,904
Sovereign Bank:
4.00%, 2/1/08	9,350,000	9,190,068
4.375% to 8/1/08, floating rate thereafter to 8/1/13 (r)	13,000,000	12,738,615
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter to 10/15/97 (e)(r)	26,500,000	9,088,042

	Principal
Corporate Bonds - Cont'd	Amount	Value
Spieker Properties LP, 6.75%, 1/15/08	$12,255,000	$12,445,961
St. Paul Travelers Co's, Inc., 5.01%, 8/16/07	5,000,000	4,981,203
Sterling Equipment, Inc., 6.125%, 9/28/19	330,335	347,122
TIERS Trust:
8.45%, 12/1/17 (n)*	8,559,893	128,398
STEP, 0.00% to 10/15/18, 7.697% thereafter to 10/15/97 (e)(r)	11,001,000	2,861,280
STEP, 0.00% to 10/15/28, 7.697% thereafter to 10/1/97 (r)	15,000,000	1,497,582
STEP, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97 (e)(r)	12,295,000	725,063
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/11 (e)	7,600,000	6,027,583
2/15/19 (e)	5,000,000	2,484,880
2/15/45 (e)	644,291,758	81,129,218
Transocean, Inc., 5.591%, 9/5/08 (r)	17,750,000	17,749,865
Tyco International Group SA, Participation Certificate Trust,
4.436%, 6/15/07 (e)	9,250,000	9,179,496
Union Pacific Corp., 8.02%, 7/2/12	5,236,547	5,603,954
United Parcel Services, Inc., 4.88%, 3/27/50 (r)	2,030,000	2,031,805
UnumProvident Corp., 5.997%, 5/15/08	1,800,000	1,806,505
Verizon North, Inc., 5.634%, 1/1/21 (e)	4,785,000	4,590,123
Verizon Pennsylvania, Inc.:
8.35%, 12/15/30	4,590,000	5,162,386
8.75%, 8/15/31	2,370,000	2,777,106
Viacom, Inc., 5.74%, 6/16/09 (e)(r)	7,000,000	7,000,078
Vornado Realty LP, 5.625%, 6/15/07	3,750,000	3,752,153
Western Union Co., 5.93%, 10/1/16 (e)	9,660,000	9,726,853
World Financial Network, Credit Card Master Note Trust,
5.70%, 5/15/12 (r)	3,900,000	3,920,309
Xerox Corp.:
6.16%, 12/18/09 (r)	3,250,000	3,266,250
6.75%, 2/1/17	3,100,000	3,162,000

Total Corporate Bonds (Cost $2,594,111,532)		2,546,654,663

Taxable Municipal Obligations - 8.4%
Alabaster Alabama GO Bonds:
5.36%, 4/1/18	475,000	471,380
5.38%, 4/1/19	780,000	772,309
5.40%, 4/1/20	840,000	827,350
5.45%, 4/1/21	880,000	852,579
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon:
10/1/09	5,155,000	4,412,783
10/1/10	16,230,000	13,196,451
Baltimore Maryland General Revenue Bonds:
5.03%, 7/1/13	1,460,000	1,449,751
5.05%, 7/1/14	1,520,000	1,506,426
5.07%, 7/1/15	1,340,000	1,324,979
5.27%, 7/1/18	2,435,000	2,426,356

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Bartow-Cartersville Georgia Joint IDA Revenue Bonds,
5.55%, 11/1/20	$3,970,000	$3,995,130
Boynton Beach Florida Community Redevelopment Agency Tax
Allocation Revenue Bonds, 5.10%, 10/1/15	1,585,000	1,573,081
Brownsville Texas Utility System Revenue Bonds:
5.084%, 9/1/16	2,000,000	1,957,860
5.204%, 9/1/17	2,275,000	2,242,149
5.304%, 9/1/19	2,000,000	1,965,800
Burlingame California PO Revenue Bonds,
5.285%, 6/1/12	1,775,000	1,796,850
California Statewide Communities Development Authority
Revenue Bonds:
5.44%, 8/1/10	1,560,000	1,579,360
5.61%, 8/1/14	2,270,000	2,330,586
Zero Coupon, 6/1/15	4,630,000	2,939,494
Zero Coupon, 6/1/16	2,620,000	1,572,105
Zero Coupon, 6/1/17	4,545,000	2,576,197
Zero Coupon, 6/1/18	2,810,000	1,505,598
Zero Coupon, 6/1/19	1,975,000	994,511
Canyon Texas Regional Water Authority Revenue Bonds,
6.25%, 8/1/28	2,365,000	2,441,390
Chicago Illinois GO Bonds:
5.30%, 1/1/14	1,940,000	1,952,610
5.375%, 1/1/16	5,850,000	5,894,050
Coachella California Redevelopment Agency Tax Allocation
Bonds, 6.20%, 9/1/36	2,065,000	2,169,324
College Park Georgia Revenue Bonds:
5.631%, 1/1/11	4,965,000	5,073,783
5.658%, 1/1/12	2,500,000	2,569,175
5.688%, 1/1/13	5,540,000	5,709,136
Commonwealth Pennsylvania Financing Authority Revenue
Bonds, 5.631%, 6/1/23	8,270,000	8,485,351
Dallas Texas GO Bonds, STEP, 5.25%, 2/15/24 (r)	4,890,000	4,847,799
Detroit Michigan GO Bonds, 5.15%, 4/1/25	17,655,000	16,553,505
Eugene Oregon Electric Utilities Revenue Bonds,
Zero Coupon, 8/1/25	1,500,000	535,785
Fairfield California PO Revenue Bonds, 5.34%, 6/1/25	1,960,000	1,912,352
Florida State First Governmental Financing Commission
Revenue Bonds:
5.05%, 7/1/14	285,000	282,455
5.10%, 7/1/15	300,000	297,264
Fort Wayne Indiana Redevelopment District Revenue Bonds,
5.24%, 6/1/21	1,250,000	1,215,013
Grant County Washington Public Utility District No. 2
Revenue Bonds:
4.76%, 1/1/13	400,000	393,604
5.11%, 1/1/13	1,210,000	1,207,979
5.29%, 1/1/20	2,415,000	2,392,734
5.48%, 1/1/21	990,000	1,003,444
Hoffman Estates Illinois GO Bonds, 5.15%, 12/1/17	1,135,000	1,113,208
Howell Township New Jersey School District GO Bonds,
5.30%, 7/15/19	660,000	660,403

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Indiana State Bond Bank Revenue Bonds:
5.72%, 1/15/15	$2,430,000	$2,500,859
5.82%, 7/15/17	3,925,000	4,054,800
5.38%, 7/15/18	780,000	783,900
6.01%, 7/15/21	19,715,000	20,286,144
Inglewood California Pension Funding Revenue Bonds:
4.79%, 9/1/11	235,000	230,852
4.82%, 9/1/12	250,000	245,038
4.90%, 9/1/13	260,000	254,322
4.94%, 9/1/14	275,000	268,824
4.95%, 9/1/15	285,000	277,376
Jersey City New Jersey GO Bonds, 5.38%, 9/1/16	7,755,000	7,826,656
Kalamazoo Michigan Building Authority GO Revenue Bonds,
5.00%, 10/1/20	730,000	711,349
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	4,485,000	4,442,303
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	4,550,000	4,652,512
La Mesa California COPs, 6.32%, 8/1/26	1,305,000	1,343,380
La Verne California PO Revenue Bonds,
5.62%, 6/1/16	1,000,000	1,033,830
Long Beach California Bond Finance Authority Revenue Bonds:
5.34%, 8/1/35	5,000,000	4,689,900
5.44%, 8/1/40	5,000,000	4,673,900
Metropolitan Washington DC Airport Authority System
Revenue Bonds:
5.59%, 10/1/25	2,785,000	2,792,798
5.69%, 10/1/30	2,835,000	2,793,779
Mississippi State Development Bank SO Revenue Bonds:
5.04%, 6/1/20 Project A	1,940,000	1,858,462
5.04%, 6/1/20 Project B	990,000	948,390
5.375%, 1/1/22	1,265,000	1,241,028
5.60%, 1/1/26	1,470,000	1,421,137
New York State MMC Corp. Revenue Bonds, 5.50%, 11/1/35 (r)	10,915,000	10,915,000
New York State Sales Tax Asset Receivables Corp. Revenue Bonds:
3.60%, 10/15/08	1,500,000	1,458,330
4.06%, 10/15/10	1,000,000	965,090
4.42%, 10/15/12	10,500,000	10,106,775
Northwest Washington Electric Energy Revenue Bonds:
4.06%, 7/1/09	1,150,000	1,120,572
4.49%, 7/1/11	2,500,000	2,436,150
Oakland California Redevelopment Agency Tax Allocation Bonds,
5.653%, 9/1/21	19,635,000	19,682,713
Oceanside California PO Revenue Bonds:
4.95%, 8/15/16	2,215,000	2,160,821
5.14%, 8/15/18	2,760,000	2,697,514
5.20%, 8/15/19	3,070,000	3,002,214
5.25%, 8/15/20	3,285,000	3,218,282
Oconomowoc Wisconsin Area School District GO Bonds,
5.44%, 3/1/21	780,000	770,000
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon,
4/15/19	3,375,000	1,722,161
Philadelphia Pennsylvania School District GO Bonds, 5.09%,
7/1/20	7,990,000	7,781,301

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Pittsburgh Pennsylvania GO Bonds:
5.47%, 9/1/08	$4,890,000	$4,917,188
5.54%, 9/1/09	19,670,000	19,896,992
Rio Rancho New Mexico Event Center Revenue Bonds, 5.00%,
6/1/20	3,260,000	3,147,041
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds:
5.11%, 12/1/13	1,235,000	1,222,502
5.54%, 12/1/20	21,940,000	22,221,490
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	5,430,000	5,471,702
San Diego California Redevelopment Agency Tax Allocation
Bonds, 6.00%, 9/1/21	2,515,000	2,577,196
San Jose California Redevelopment Agency Tax Allocation Bonds:
5.10%, 8/1/20	3,960,000	3,841,200
5.46%, 8/1/35	5,300,000	4,933,876
Santa Cruz County California Redevelopment Agency Tax Allocation
Revenue Bonds, 5.60%, 9/1/25	1,815,000	1,794,055
Sonoma County California PO Revenue Bonds,
6.625%, 6/1/13	8,385,000	8,829,237
Thousand Oaks California Redevelopment Agency Tax Allocation
Bonds:
5.00%, 12/1/12	675,000	667,271
5.00%, 12/1/13	710,000	698,207
5.00%, 12/1/14	745,000	730,763
5.125%, 12/1/15	785,000	773,382
5.125%, 12/1/16	830,000	814,794
5.25%, 12/1/21	4,000,000	3,849,920
5.375%, 12/1/21	4,880,000	4,782,986
University of Central Florida COPs:
5.125%, 10/1/20	3,750,000	3,628,087
5.375%, 10/1/35	8,000,000	7,541,440
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	11,735,000	11,144,025
Utah State Housing Corp. Revenue Bonds, 5.442%, 7/1/50	3,990,000	3,789,542
Vigo County Indiana Industrial Redevelopment Authority
Revenue Bonds, 5.30%, 2/1/21	2,750,000	2,717,193
West Contra Costa California Unified School District COPs:
5.03%, 1/1/20	3,190,000	3,076,085
5.15%, 1/1/24	3,630,000	3,419,823
Wilkes-Barre Pennsylvania GO Bonds, 5.28%, 11/15/19	2,025,000	1,985,452

Total Taxable Municipal Obligations
(Cost $387,483,602)		386,819,359

U.S. Government Agencies	Principal
and Instrumentalities - 5.8%	Amount	Value
Central American Bank For Economic Integration AID Bonds,
Guaranteed by the United States Agency of International
Development, 6.79%, 10/1/10	$3,729,512	$3,795,897
Fannie Mae, 5.50%, 12/25/16	5,642,641	5,615,734
Federal Home Loan Bank:
4.60% to 10/26/06, 5.00% thereafter to 10/26/07 (r)	29,600,000	29,548,812
0.00%, 12/28/07 (r)	9,000,000	8,250,300
Federal Home Loan Bank Discount Notes, 10/2/06	100,300,000	100,287,463
Freddie Mac:
5.125%, 12/15/13	68,598,302	67,630,291
STEP, 4.10% to 1/28/09, 5.80% thereafter to
1/28/14 (r)	5,000,000	4,848,959
5.625%, 11/23/35	16,770,000	16,296,738
Ginnie Mae, 11.00%, 10/15/15	602	662
Small Business Administration:
5.038%, 3/10/15	6,965,820	6,872,358
4.94%, 8/10/15	25,121,662	24,852,959

Total U.S. Government Agencies and Instrumentalities
(Cost $270,044,225)		268,000,173

U.S. Treasury - 26.8%
United States Treasury Bonds:
5.375%, 2/15/31	231,000	249,444
4.50%, 2/15/36	29,027,000	27,802,423
United States Treasury Notes:
2.625%, 11/15/06	20,000,000	19,943,750
3.125%, 1/31/07	25,000,000	24,843,750
2.25%, 2/15/07	60,000,000	59,381,250
3.75%, 3/31/07	62,000,000	61,602,812
3.125%, 5/15/07	77,000,000	76,121,719
6.625%, 5/15/07	84,000,000	84,813,750
3.50%, 5/31/07	30,000,000	29,709,375
3.625%, 6/30/07	47,000,000	46,522,656
2.75%, 8/15/07	51,000,000	50,043,750
4.00%, 8/31/07	28,100,000	27,858,516
4.00%, 9/30/07	25,000,000	24,773,437
4.25%, 11/30/07	13,900,000	13,800,094
4.375%, 12/31/07	43,000,000	42,744,687
4.875%, 4/30/08	100,000	100,141
5.125%, 6/30/08	376,900,000	379,255,621
4.625%, 8/31/11	28,550,000	28,581,226
3.875%, 2/15/13	2,700,000	2,592,844
3.625%, 5/15/13	9,905,000	9,358,677
4.25%, 8/15/13	2,850,000	2,789,437
4.50%, 11/15/15	1,988,000	1,968,431
5.125%, 5/15/16	393,000	407,615
4.875%, 8/15/16	216,394,000	220,417,574

Total U.S. Treasury (Cost $1,235,698,783)		1,235,682,979

	Principal
Repurchase Agreements - 0.3%	Amount	Value
State Street Repurchase Agreement, 4.75%, 10/2/06	$15,000,000	$15,000,000
(Repurchase proceeds $15,005,938)
(Collateral: $15,462,540, U.S. Treasury Bonds,
6.125% 11/15/27)

Total Repurchase Agreement (Cost $15,000,000)		15,000,000

Equity Securities - 2.8%	Shares
Conseco, Inc.:
Preferred	1,077,900	27,702,030
Warrants (strike price $27.60/share, expires 9/10/08)*	4,955	8,077
First Republic Preferred Capital Corp., Preferred (e)	6,050	6,443,250
Ford Motor Co. Capital Trust II, Preferred	106,200	3,567,258
ING Groep NV, Preferred	149,600	3,711,576
Manitoba Telecom Services, Inc.	8,310	358,421
MFH Financial Trust I, Preferred (e)	400,000	39,600,000
Roslyn Real Estate Asset Corp., Preferred	222	22,297,125
WoodBourne Pass-Through Trust, Preferred (e)	258	25,904,813

Total Equity Securities (Cost $129,064,974)		129,592,550

TOTAL INVESTMENTS (Cost $4,631,403,116) - 99.3%		4,581,749,724
Other assets and liabilities, net - 0.7%		30,693,551
Net Assets - 100%		$4,612,443,275

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par shares authorized:
Class A: 230,936,935 shares outstanding		$3,917,201,180
Class B: 17,096,933 shares outstanding		289,928,314
Class C: 23,384,597 shares outstanding		393,714,105
Class I: 4,572,051 shares outstanding		76,343,749
Undistributed net investment income		1,525,078
Accumulated net realized gain (loss) on investments		(13,887,163)
Net unrealized appreciation (depreciation) on investments		(52,381,988)

Net Assets		$4,612,443,275

Net Asset Value Per Share
Class A (based on net assets of $3,860,159,949)		$16.72
Class B (based on net assets of $285,300,600)		$16.69
Class C (based on net assets of $390,620,287)		$16.70
Class I (based on net assets of $76,362,439)		$16.70

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
2 Year U.S. Treasury Notes	6,166	12/06	$1,260,947,000	$289,554
10 Year U.S. Treasury Notes	5,238	12/06	566,031,375	3,987,344
Total Purchased				$4,276,898

Sold:
U.S. Treasury Bonds	3,869	12/06	$434,899,781	($7,005,515)
Total Sold				($7,005,515)

*     Non-income producing security.

(e)     Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)     The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n)     The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p)      The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments due in August of 2006. This security is no longer accruing interest. The total interest due from this security, as of September 30, 2006, is $2,140,910.

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

COPs: Certificates of Participation

FSB: Federal Savings Bank

GO: General Obligation

IDA: Industrial Development Authority

LLC: Limited Liability Corporation

LP: Limited Partnership

MFH: Multi-Family Housing

PO: Pension Obligation

SO: Special Obligation

STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specific future date(s).

VRDN: Variable Rate Demand Note

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2006

Net Investment Income
Investment Income:
Interest income	$222,924,363
Dividend income (net of foreign taxes withheld of $11,443)	10,797,307
Total investment income	233,721,670

Expenses:
Investment advisory fee	15,793,781
Administrative fees	11,572,764
Transfer agency fees and expenses	8,717,440
Distribution plan expenses:
Class A	8,433,254
Class B	3,153,852
Class C	3,281,099
Trustees' fees and expenses	274,233
Custodian fees	457,644
Registration fees	218,635
Reports to shareholders	840,858
Professional fees	53,312
Accounting fees	443,751
Miscellaneous	141,240
Total expenses	53,381,863
Fees paid indirectly	(374,372)
Net expenses	53,007,491
Net Investment Income	180,714,179

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(21,565,051)
Foreign currency transactions	(96)
Futures	16,062,825
(5,502,322)
Change in unrealized appreciation (depreciation) on:
Investments	(6,589,347)
Foreign currency transactions	(43)
Futures	(2,974,143)
(9,563,533)

Net Realized and Unrealized Gain
(Loss)	(15,065,855)

Increase (Decrease) in Net Assets
Resulting From Operations	$165,648,324

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$180,714,179	$106,804,543
Net realized gain (loss)	(5,502,322)	47,009,850
Change in unrealized appreciation (depreciation)	(9,563,533)	(31,091,332)

Increase (Decrease) in Net Assets
Resulting From Operations	165,648,324	122,723,061

Distributions to shareholders from
Net investment income:
Class A Shares	(153,362,339)	(88,121,717)
Class B Shares	(11,827,341)	(9,450,632)
Class C Shares	(12,693,811)	(6,801,026)
Class I Shares	(3,196,956)	(2,464,298)
Net realized gain:
Class A Shares	(39,781,578)	(61,213,775)
Class B Shares	(4,325,380)	(9,320,599)
Class C Shares	(3,789,652)	(6,053,091)
Class I Shares	(747,623)	(1,762,206)
Total distributions	(229,724,680)	(185,187,344)

Capital share transactions:
Shares sold:
Class A Shares	1,680,346,291	1,240,299,896
Class B Shares	25,361,733	32,123,271
Class C Shares	165,021,233	101,040,637
Class I Shares	32,976,762	13,532,739
Reinvestment of distributions:
Class A Shares	150,030,612	112,473,260
Class B Shares	11,214,357	12,851,904
Class C Shares	9,155,347	7,060,721
Class I Shares	3,899,331	4,226,504
Redemption fees:
Class A Shares	57,309	51,059
Class B Shares	1,435	6
Class C Shares	7,997	575
Shares redeemed:
Class A Shares	(895,132,163)	(637,048,837)
Class B Shares	(91,264,491)	(64,516,330)
Class C Shares	(64,684,575)	(49,365,585)
Class I Shares	(21,668,869)	(22,025,539)
Total capital share transactions	1,005,322,309	750,704,281

Total Increase (Decrease) in Net Assets	941,245,953	688,239,998

Net Assets
Beginning of year	3,671,197,322	2,982,957,324
End of year (including undistributed net investment income of $1,525,078 and $1,364,215, respectively.)	$4,612,443,275	$3,671,197,322

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A Shares	100,964,573	72,478,531
Class B Shares	1,524,123	1,877,875
Class C Shares	9,921,771	5,910,130
Class I Shares	1,992,227	790,130
Reinvestment of distributions:
Class A Shares	9,028,179	6,600,180
Class B Shares	674,869	755,142
Class C Shares	551,292	414,830
Class I Shares	234,722	248,016
Shares redeemed:
Class A Shares	(53,855,788)	(37,282,050)
Class B Shares	(5,491,773)	(3,776,524)
Class C Shares	(3,890,011)	(2,889,030)
Class I Shares	(1,299,043)	(1,295,692)
Total capital share activity	60,355,141	43,831,538

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Income Fund (the Fund), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers four classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2006, no securities were fair valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of hedging interest rate risk. Any short sales are covered with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 21.) A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). Prior to September 27, 2006, the redemption fee applied to redemptions, including exchanges, made within five days for all Class I shares. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

New Accounting Pronouncements: In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the Advisor) is wholly-owned by Calvert Group, Ltd. (Calvert), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates of average daily net assets: .40% on the first $2 billion, and .375% over $2 billion. Under the terms of the agreement, $1,441,389 was payable at year end. In addition, $658,261 was payable at year end for operating expenses paid by the advisor during September 2006.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Classes A, B, and C shares pay an annual rate of .30% on the first $3 billion and 0.25% over $3 billion. Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $1,044,566 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, B and C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50%, 1.00% and 1.00% annually of the Fund's average daily net assets of Class A, B and C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $1,329,569 was payable at year end.

The Distributor received $723,302 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 2006.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $745,695 for the year ended September 30, 2006. Under the terms of the agreement, $63,545 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($25,000 prior to January 1, 2006) plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $5,757,153,266 and $5,359,683,643, respectively. U.S. Government security purchases and sales were $16,557,067,581 and $16,148,339,832, respectively.

The cost of investments owned at September 30, 2006 for federal income tax purposes was $4,634,679,853. Net unrealized depreciation aggregated $52,930,129, of which $47,172,672 related to appreciated securities and $100,102,801 related to depreciated securities.

Net realized capital loss carryforward for federal income tax purposes of $1,592,653, at September 30, 2006 may be utilized to offset future capital gains until expiration in September 2014.

The Fund intends to elect to defer post-October losses of $11,746,391 to fiscal year ending September 30, 2007. Such losses if unutilized will expire in 2015.

The tax character of dividends and distributions paid during the years ended September 30, 2006, and September 30, 2005 were as follows:

Distributions paid from:	2006	2005
Ordinary income	$192,374,237	$133,600,933
Long term capital gain	37,350,443	51,586,411
Total	$229,724,680	$185,187,344

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows

Undistributed ordinary income	$1,525,078
Capital loss carryforward	(1,592,653)
Unrealized appreciation (depreciation)	(52,930,129)
($52,997,704)

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary differences causing such reclassifications are due to the recharacterization of distributions and the tax treatment of foreign currency transactions and asset-backed securities.

Undistributed net investment income	$527,131
Accumulated net realized gain (loss)	(527,131)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales, deferral of post-October capital losses and the tax treatment of Section 1256 contracts.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2006, such purchase and sales transactions were $217,044,000 and $267,304,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation (SSC). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2006. For the year ended September 30, 2006, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$681,886	5.68%	$36,635,666	July 2006

Note E -- Subsequent Event

Effective October 31, 2006 the Fund began to offer Class R Shares. Class R shares are sold without a front-end sales charge and are designed for retirement platforms which serve the small plan market.

Tax Information (Unaudited)

The Fund designates $37,350,443 as 15%-rate capital gain dividends paid during fiscal year ended September 30, 2006.

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2006	2005
Net asset value, beginning	$17.03	$17.37
Income from investment operations
Net investment income	.75	.57
Net realized and unrealized gain	(.09)	.09
Total from investment operations	.66	.66
Distributions from
Net investment income	(.75)	(.57)
Net realized gain	(.22)	(.43)
Total distributions	(.97)	(1.00)
Total increase (decrease) in net asset value	(0.31)	(.34)
Net asset value, ending	$16.72	$17.03

Total return*	4.02%	3.95%
Ratios to average net assets: A
Net investment income	4.54%	3.36%
Total expenses	1.20%	1.20%
Expenses before offsets	1.20%	1.20%
Net expenses	1.20%	1.19%
Portfolio turnover	578%	742%
Net assets, ending (in thousands)	$3,860,160	$2,976,466

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2004	2003	2002
Net asset value, beginning	$17.53	$16.14	$17.48
Income from investment operations
Net investment income	.53	.79	1.03
Net realized and unrealized gain (loss)	.65	1.48	(.71)
Total from investment operations	1.18	2.27	.32
Distributions from
Net investment income	(.54)	(.78)	(1.04)
Net realized gain	(.80)	(.10)	(.62)
Total distributions	(1.34)	(.88)	(1.66)
Total increase (decrease) in net asset value	(.16)	1.39	(1.34)
Net asset value, ending	$17.37	$17.53	$16.14

Total return*	7.03%	14.51%	1.93%
Ratios to average net assets: A
Net investment income	3.08%	4.69%	6.21%
Total expenses	1.21%	1.21%	1.12%
Expenses before offsets	1.21%	1.21%	1.12%
Net expenses	1.20%	1.21%	1.11%
Portfolio turnover	824%	1,046%	1,540%
Net assets, ending (in thousands)	$2,309,621	$1,673,699	$1,490,514

Financial Highlights

	Years Ended
	September 30,	September 30,
Class B Shares	2006	2005
Net asset value, beginning	$17.01	$17.35
Income from investment operations
Net investment income	.63	.45
Net realized and unrealized gain (loss)	(.10)	.09
Total from investment operations	.53	.54
Distributions from
Net investment income	(.63)	(.45)
Net realized gain	(.22)	(.43)
Total distributions	(.85)	(.88)
Total increase (decrease) in net asset value	(0.32)	(.34)
Net asset value, ending	$16.69	$17.01

Total return*	3.25%	3.22%
Ratios to average net assets: A
Net investment income	3.74%	2.60%
Total expenses	1.95%	1.94%
Expenses before offsets	1.95%	1.94%
Net expenses	1.94%	1.93%
Portfolio turnover	578%	742%
Net assets, ending (in thousands)	$285,301	$346,829

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2004	2003	2002
Net asset value, beginning	$17.52	$16.13	$17.47
Income from investment operations
Net investment income	.41	.66	.89
Net realized and unrealized gain (loss)	.64	1.48	(.71)
Total from investment operations	1.05	2.14	.18
Distributions from
Net investment income	(.42)	(.65)	(.90)
Net realized gain	(.80)	(.10)	(.62)
Total distributions	(1.22)	(.75)	(1.52)
Total increase (decrease) in net asset value	(.17)	1.39	(1.34)
Net asset value, ending	$17.35	$17.52	$16.13

Total return*	6.20%	13.67%	1.14%
Ratios to average net assets: A
Net investment income	2.37%	3.94%	5.42%
Total expenses	1.95%	1.94%	1.94%
Expenses before offsets	1.95%	1.94%	1.94%
Net expenses	1.93%	1.94%	1.93%
Portfolio turnover	824%	1,046%	1,540%
Net assets, ending (in thousands)	$373,648	$369,355	$321,562

Financial Highlights

	Years Ended
	September 30,	September 30,
Class C Shares	2006	2005
Net asset value, beginning	$17.02	$17.35
Income from investment operations
Net investment income	.63	.45
Net realized and unrealized gain (loss)	(.10)	.10
Total from investment operations	.53	.55
Distributions from
Net investment income	(.63)	(.45)
Net realized gain	(.22)	(.43)
Total distributions	(.85)	(.88)
Total increase (decrease) in net asset value	(0.32)	(.33)
Net asset value, ending	$16.70	$17.02

Total return*	3.24%	3.29%
Ratios to average net assets: A
Net investment income	3.86%	2.66%
Total expenses	1.90%	1.91%
Expenses before offsets	1.90%	1.91%
Net expenses	1.89%	1.90%
Portfolio turnover	578%	742%
Net assets, ending (in thousands)	$390,620	$285,889

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2004	2003	2002
Net asset value, beginning	$17.52	$16.13	$17.47
Income from investment operations
Net investment income	.41	.67	.89
Net realized and unrealized gain (loss)	.64	1.48	(.71)
Total from investment operations	1.05	2.15	.18
Distributions from
Net investment income	(.42)	(.66)	(.90)
Net realized gain	(.80)	(.10)	(.62)
Total distributions	(1.22)	(.76)	(1.52)
Total increase (decrease) in net asset value	(.17)	1.39	(1.34)
Net asset value, ending	$17.35	$17.52	$16.13

Total return*	6.23%	13.72%	1.09%
Ratios to average net assets: A
Net investment income	2.39%	3.98%	5.40%
Total expenses	1.92%	1.89%	1.97%
Expenses before offsets	1.92%	1.89%	1.97%
Net expenses	1.91%	1.88%	1.96%
Portfolio turnover	824%	1,046%	1,540%
Net assets, ending (in thousands)	$231,952	$194,686	$159,007

Financial Highlights

	Years Ended
	September 30,	September 30,
Class I Shares	2006	2005
Net asset value, beginning	$17.02	$17.36
Income from investment operations
Net investment income	.85	.69
Net realized and unrealized gain	(.10)	.09
Total from investment operations	.75	.78
Distributions from
Net investment income	(.85)	(.69)
Net realized gain	(.22)	(.43)
Total distributions	(1.07)	(1.12)
Total increase (decrease) in net asset value	(.32)	(.34)
Net asset value, ending	$16.70	$17.02

Total return*	4.65%	4.66%
Ratios to average net assets: A
Net investment income	5.18%	3.98%
Total expenses	.56%	.55%
Expenses before offsets	.56%	.55%
Net expenses	.55%	.55%
Portfolio turnover	578%	742%
Net assets, ending (in thousands)	$76,362	$62,013

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2004	2003	2002
Net asset value, beginning	$17.53	$16.13	$17.46
Income from investment operations
Net investment income	.64	.89	1.06
Net realized and unrealized gain (loss)	.64	1.49	(.66)
Total from investment operations	1.28	2.38	.40
Distributions from
Net investment income	(.65)	(.88)	(1.11)
Net realized gain	(.80)	(.10)	(.62)
Total distributions	(1.45)	(.98)	(1.73)
Total increase (decrease) in net asset value	(.17)	1.40	(1.33)
Net asset value, ending	$17.36	$17.53	$16.13

Total return*	7.65%	15.31%	2.46%
Ratios to average net assets: A
Net investment income	3.74%	5.22%	6.70%
Total expenses	.56%	.57%	.61%
Expenses before offsets	.56%	.57%	.61%
Net expenses	.56%	.56%	.60%
Portfolio turnover	824%	1,046%	1,540%
Net assets, ending (in thousands)	$67,736	$54,842	$33,782

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*     Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table

# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years	(Not Applicable to Officers)
DISINTERESTED TRUSTEES
RICHARD L. BAIRD, JR. AGE: 58	Trustee	1976	President and CEO of the Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	26
FRANK H. BLATZ, JR., Esq. AGE: 71	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
DOUGLAS E. FELDMAN, M.D. AGE 58	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA AGE: 73	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 58	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 60	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 69	Trustee	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 54	Trustee & President	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
DAVID R. ROCHAT AGE: 69	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 58	Trustee & Chair	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003).	26	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation Studio School Fund Syntao.com China
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Officer	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Officer	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 50	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Officer	1979	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert

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Investments that make a difference.

September 30, 2006
Annual Report
Calvert Short Duration
Income Fund

Calvert

Investments that make a difference

a UNIFI Company

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President's Letter

1

Portfolio Management Discussion

4

Shareholder Expense Example

8

Report of Independent Registered Public Accounting Firm

10

Statement of Net Assets

11

Statement of Operations

19

Statements of Changes in Net Assets

20

Notes to Financial Statements

22

Financial Highlights

28

Explanation of Financial Tables

32

Proxy Voting and Availability of Quarterly Portfolio Holdings

34

Trustee and Officer Information Table

36

Dear Shareholder:

Over the twelve-month period ended September 30, 2006, the U.S. financial markets and economy were buffeted by diverse forces, including volatile energy prices, the ongoing Iraq war, large trade deficits, and a change in Federal Reserve (Fed) policy and leadership.

Despite these pressures, fixed-income market performance was solid and although slowing, the U.S. economy appears to be on a relatively strong footing, with solid job growth, growing corporate profits, and moderate inflation. For this reporting period, we're pleased to report that all of our corporate taxable bond funds outperformed their benchmarks.

An Uncertain Interest Rate Environment

Although fixed-income markets ultimately performed in positive territory, it's been a challenging year for bond investors. The Fed's steady uptick in short-term interest rates dampened bond prices and returns for much of the period. But signs of an economic slowdown and the August pause in short-term rate hikes fueled a late-summer bond rally. We believe at this point the Fed funds rate is now in "neutral" territory--neither overly accommodative nor restrictive of economic growth and inflation. We believe the Fed may now be in a holding pattern, awaiting key economic data on core inflation and consumer spending before moving short-term rates again.

Confidence in Our Fixed-Income Expertise

With so many diverse factors affecting the economy and bond market, the expertise of a professional bond fund manager can be very beneficial. Calvert's experience in the fixed-income markets spans 30 years, covering virtually every type of interest-rate environment. Over this period, our management team has refined its investment process that includes four key strategic components, which we refer to collectively as FourSight.® This flexible process for seeking solid investments in any type of market includes: managing duration, monitoring the yield curve, optimizing sector allocation, and analyzing credit quality.

Our solid performance and the effectiveness of this strategy have been reflected in our results across many venues, including media appearances by our managers and press accolades throughout the year.

Former Calvert Board Member Awarded 2006 Nobel Peace Prize

Recently, Dr. Muhammad Yunus and Grameen Bank were jointly awarded the 2006 Nobel Peace Prize for their pioneering work in microfinance. An original board member of Calvert World Values Fund, Dr. Yunus founded the Grameen Bank in 1976 to provide poor people with access to small loans that empower them to start or expand their own businesses. This award is especially significant in that it makes explicit and acknowledges the direct link between financial self-sufficiency and peace. Calvert is proud of our 10-year association with Dr. Yunus and of the role that our firm and shareholders have played in supporting Dr. Yunus's Nobel Prize-winning work in microfinance.

30 Acts of Caring

For our 30th anniversary, Calvert staff decided to honor the founding spirit of the company with 30 separate acts of caring. From book and clothing drives to refurbishing homes with Habitat for Humanity-- to working in soup kitchens, volunteering at elder daycare centers, and raising money to grant the wishes of ill children for the Make A Wish Foundation--Calvert employees are participating fully in this celebration of community service.

A Long-Term, Disciplined Outlook

In any market, we believe it's wise to adhere to a long-term, well-diversified portfolio strategy that includes bond funds. We encourage you to work with a financial professional, who can provide important insights into investment markets and personal financial planning.

As Calvert celebrates our 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to continuing to serve you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2006

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager
of Calvert Asset Management Company

Investment Performance

Calvert Short Duration Income Fund Class A shares at NAV* produced a total return of 4.86% for the 12-month reporting period ended September 30, 2006. The benchmark Lehman 1- 5 Year US Credit Index returned 3.96% for the same period.

Investment Climate

During the 12-month reporting period, the Federal Reserve (Fed) increased the target Fed funds rate 0.25% at the first six of its eight scheduled meetings, pushing the rate to 5.25% before moving to the sidelines in August. Short-term rates, including those of the three-month Treasury bill, rose in response to these hikes.1 Long-term interest rates increased slightly, with the benchmark 10-year Treasury yield rising 0.29% to 4.63%.

The U.S. economy grew at a 3.3% pace during the first nine months of the reporting period, as measured by gross domestic product (GDP), which is in line with the long-term U.S. average.2 On average, 148,000 new jobs were created each month, while the unemployment rate remained a low 4.6%. Inflation became an issue during the year, however. The headline consumer price index (CPI) increased 3.8% over the 12-month reporting period and the core CPI, which excludes volatile food and energy prices, rose 2.8%.3 Rising headline and core inflation led the Fed to tilt its monetary policy bias toward addressing the risk of inflation, potentially leaving the door open for more rate increases. However, the Fed left rates unchanged at its August and September meetings.

Portfolio Strategy

Our strategy reflects Calvert's FourSight® management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

The Fund continued to be positioned to benefit from rising interest rates throughout the period, with a short relative duration (1.42 years on September 30, 2006, versus 2.74 years for the benchmark Lehman 1- 5 Year US Credit Index). This was a primary driver of the Fund's relative outperformance, as interest rates rose across all maturities and very short-term securities (maturing in 1 year or less) rose disproportionately more. In fact, by the third quarter of 2006, short-term yields actually exceeded long-term yields, producing an inverted yield curve. Another key factor was a significant allocation to floating-rate notes, which are not held by the benchmark. Floating- or adjustable-rate securities are characterized as having coupons (interest rates) that reset periodically (weekly or monthly, for example) and so can provide a benefit to a portfolio when increases occur in short-term rates, such as the Fed funds rate.

Earlier in the reporting period, the Fund was positioned for a narrowing of the difference in interest rates between short- and longer-term securities. The difference in yields did in fact compress, creating an inverted yield curve, and was a positive factor for Fund performance. Finally, an overweighting to both high-quality AAA and below-investment-grade bonds--in what is known as a "credit barbell strategy"--was another strong contributor to Fund performance, as those two sectors generally outperformed other quality sectors with returns of 3.75% and 8.07%, respectively.4

Outlook

Fed rate hikes have moved the target Fed funds rate into a historically neutral range--neither overly accommodative nor restrictive--but the level of core inflation remains uncomfortably high. However, the quickening pace of inflation has finally slowed over the last few months, offering hope that the level will soon drop into the Fed's comfort zone and eliminate the need for further hikes in the target rate.

We expect U.S. economic growth to be slower than average in coming quarters, but do not expect a recession or any change in the target Fed funds rate. The sharp drop in energy prices that started in the late summer should cushion weaker consumer spending, but a material slowdown in the housing sector could threaten consumption. We are also watching the actions of central banks around the globe, many of which started tightening their monetary policies during the reporting period, pushing interest rates up worldwide. While we expect interest-rate hikes overseas to be very gradual, the U.S. must rely on foreign investment in U.S. securities to help offset our broad deficit, so domestic interest rates must stay competitive with those overseas to continue attracting investors from abroad.

Successful portfolio strategies have boosted Fund returns relative to the benchmark during the reporting period. Looking ahead, we anticipate continuing our slightly defensive posture, although we may move Fund duration closer to the benchmark as rates move higher, primarily through the sale of floating-rate securities and the purchase of longer-term, fixed-rate bonds. We expect to maintain the Fund's credit barbell strategy so long as the yield difference between high-quality bonds and low-quality bonds remains narrow. Given our strategies and our outlook, we believe the portfolio is well positioned for the future.

October 2006

1. The three-month Treasury bill yield rose 1.33%, to 4.88%.

2. The third quarter 2006 GDP was not released at the time of this writing. Average annualized growth rate of real GDP over the last 50 years as of 9/30/06 is 3.3%. Data source: Commerce Department.

3. CPI data available through August 2006.

4. High yield bonds are represented by the Lehman US High Yield Index.

Portfolio Statistics
September 30, 2006
Investment Performance
(total return at NAV*)

	6 Months	12 Months
	ended	ended
	9/30/06	9/30/06
Class A	2.90%	4.86%
Class C	2.51%	4.05%
Class I**	3.16%	5.17%
Lehman 1-5 Year Credit Index	3.34%	3.96%
Lipper Short Investment Grade Debt Funds Avg.	2.48%	3.59%

Maturity Schedule
	Weighted Average
	9/30/06	9/30/05
	5 years	4 years

SEC Yields
	30 days ended
	9/30/06	9/30/05
Class A	4.53%	3.23%
Class C	3.83%	2.55%
Class I	5.14%	3.88%

Economic Sectors	% of total investments
Asset Backed Securities	8.8%
Bank	12.1%
Brokerages	2.9%
Financial Services	10.5%
Financials	1.4%
Industrial	15.0%
Industrial - Finance	3.8%
Insurance	0.7%
Municipal Obligations	19.0%
Real Estate Investment Trusts	5.4%
Special Purpose	0.7%
Transportation	0.5%
U.S. Government	4.5%
U.S. Govt. Agency Obligations	7.2%
Utilities	7.5%
	100%

*Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Portfolio Statistics
September 30, 2006

Average Annual Total Returns
(with max. load)

Class A Shares
One year	1.95%
Since inception	5.91%
(1/31/02)

Class C Shares
One year	3.05%
Since inception	4.42%
(10/1/02)

Portfolio Statistics
September 30, 2006

Average Annual Total Returns
Class I Shares*
One year	5.17%
Since inception	6.46%
(2/26/02)

**Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Investment Performance, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Investment Performance, the Class A performance at NAV was used during the period November 7, 2005 through April 21, 2006.

Performance Comparison
Comparison of change in value of $10,000 investment.

*Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period November 7, 2005 through April 21, 2006.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 2.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/06	9/30/06	4/1/06 - 9/30/06
Class A
Actual	$1,000.00	$1,029.00	$5.49
Hypothetical	$1,000.00	$1,019.65	$5.47
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,025.10	$9.62
Hypothetical	$1,000.00	$1,015.56	$9.58
(5% return per year before expenses)
Class I**
Actual	$1,000.00	$1,031.60	$3.12
Hypothetical	$1,000.00	$1,022.00	$3.10
(5% return per year before expenses)

*     Expenses are equal to the Fund's annualized expense ratio of 1.08%, 1.90% and 0.61% for Class A, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

**     Class I resumed upon shareholder investment on April 21, 2006. Therefore, there was a time during the reporting period when there were no shareholders in Class I. For purposes of reporting the total return, Class A performance at NAV is used during the period in which there were no shareholders in Class I. For purposes of calculating the actual ending account value corresponding expenses paid, the Class A performance at NAV was used during the period April 1, 2006, through April 21, 2006.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of the Calvert Fund and Shareholders of Calvert Short Duration Income Fund:

We have audited the accompanying statement of net assets of the Calvert Short Duration Income Fund, a series of The Calvert Fund, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from January 31, 2002 (inception) through September 30, 2002. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Short Duration Income Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from January 31, 2002 (inception) through September 30, 2002, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, PA
November 20, 2006

Statement of Net Assets
September 30, 2006

	Principal
Corporate Bond - 67.6%	Amount	Value
ACLC Business Loan Receivables Trust, 5.98%, 10/15/21 (e)(r)	$596,737	$576,023
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	1,945,000	2,125,282
7.30%, 10/14/49 (e)	1,000,000	995,105
Alliance Mortgage Investments, STEP, 12.64%, 6/1/10 (r)	383,333	383,333
AMB Property LP, 5.45%, 12/1/10	3,000,000	3,008,716
American Electric Power Co., Inc., 4.709%, 8/16/07 (r)	1,000,000	993,379
American Home Mortgage Assets, 1.546%, 5/25/46	9,007,376	557,331
Anadarko Petroleum Corp., 5.79%, 9/15/09 (r)	1,500,000	1,501,657
APL Ltd., 8.00%, 1/15/24	150,000	135,000
Appalachian Power Co., 5.697%, 6/29/07 (r)	3,000,000	3,004,948
Archstone-Smith Operating Trust, 5.25%, 12/1/10	2,000,000	1,988,147
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)	350,000	160,184
Atmos Energy Corp., 5.882%, 10/15/07 (r)	2,500,000	2,500,682
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	227,000	253,024
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	1,946,738	2,047,677
Barclays Bank plc, 4.795%, 12/5/06	2,000,000	1,996,605
Bear Stearns Co's, Inc.:
5.968%, 9/27/07 (r)	135,000	135,777
6.22%, 10/28/14 (r)	1,000,000	1,001,069
BellSouth Corp., 5.58%, 8/15/08 (r)	3,000,000	3,000,211
BF Saul, 7.50%, 3/1/14	500,000	501,875
BJ Services Co., 5.57%, 6/1/08 (r)	6,000,000	6,000,016
BNP US Funding LLC, 7.738% to 12/5/07, floating rate thereafter to 12/31/49 (e)(r)	115,000	117,400
Brandywine Operating Partnership LP, 5.949%, 4/1/09 (r)	2,500,000	2,500,839
Brunswick Corp., 6.75%, 12/15/06	3,500,000	3,507,019
Capital One Financial Corp., 4.738%, 5/17/07	1,000,000	995,859
Cardinal Health, Inc., 5.64%, 10/2/09 (e)(r)	1,000,000	999,750
Catholic High School of New Iberia, 6.30%, 11/1/19 (r)	1,760,000	1,760,000
Chase Funding Mortgage Loan, 4.045%, 5/25/33	2,631,918	2,592,973
Chase Manhattan Bank-First Union National Bank, 7.134%,
8/15/31	194,806	195,437
Cinergy Global Resources, Inc., 6.20%, 11/3/08 (e)	6,500,000	6,679,859
CIT Group, Inc., 5.63%, 5/18/07 (r)	200,000	200,282
Citibank Credit Card Issuance Trust:
4.75%, 10/22/12	2,000,000	1,987,586
5.45%, 5/10/13	3,000,000	3,053,631
CitiFinancial, 6.75%, 7/1/07	2,000,000	2,019,716
Citigroup, Inc.:
5.53%, 6/9/09 (r)	110,000	110,304
6.50%, 1/18/11	3,000,000	3,150,377
5.10%, 9/29/11	2,000,000	1,992,251
Countrywide Asset-Backed Certificates, 5.78%, 11/25/34 (r)	285,371	285,794
Countrywide Financial Corp.:
5.471%, 12/5/06 (r)	200,000	200,019
5.73%, 5/5/08 (r)	480,000	481,054

	Principal
Corporate Bonds - Cont'd	Amount	Value
Credit Suisse First Boston USA, Inc.:
5.905%, 2/15/07 (r)	$50,000	$50,089
5.581%, 3/2/11 (r)	2,500,000	2,502,936
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	4,000,000	3,884,294
Daimler-Chrysler North American Holding Corp.,
5.74%, 11/17/06 (r)	3,375,000	3,374,659
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,099,924
Dominion Resources, Inc.:
5.664%, 9/28/07 (r)	3,500,000	3,500,242
5.687%, 5/15/08 (r)	3,000,000	3,013,245
Duke Energy Field Services LLC, 5.75%, 11/15/06	1,450,000	1,448,396
Duke Realty LP, 5.647%, 12/22/06 (r)	1,000,000	1,000,100
Dunkin Securitization, 5.779%, 6/20/31 (e)	4,000,000	4,063,092
Eastern Energy Ltd., 6.75%, 12/1/06 (e)	2,025,000	2,029,811
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	994,339
Fidelity National Information Services, Inc., 4.75%, 9/15/08	500,000	474,765
First National Bank of Omaha, 7.32%, 12/1/10	1,150,000	1,164,804
First Tennessee Bank, 5.75%, 12/1/08	250,000	252,021
FMG Finance Pty Ltd., 9.421%, 9/1/11 (e)(r)	5,500,000	5,225,000
Ford Motor Credit Co., 9.957%, 4/15/12 (r)	5,650,000	5,903,026
Gannett Co., Inc., 5.60%, 5/26/09 (r)	2,000,000	1,999,994
GATX Rail Corp., 6.86%, 7/28/13	177,284	179,257
GE Dealer Floorplan Master Note Trust, 5.34%, 4/20/11 (r)	3,000,000	3,004,670
General Electric Capital Corp., 6.50%, 12/10/07	1,800,000	1,827,204
General Motors Acceptance Corp.:
6.407%, 1/16/07 (r)	4,000,000	3,997,525
6.15%, 4/5/07	1,065,000	1,063,029
6.539%, 9/23/08 (r)	500,000	496,487
Glitnir banki HF:
5.667%, 10/15/08 (e)(r)	3,000,000	3,000,068
4.75%, 10/15/10 (e)	1,000,000	954,057
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	500,000	487,379
Trust III, 5.361%, 2/15/36 (e)	1,175,000	1,169,171
Golden Securities Corp., 5.63%, 12/2/13 (e)(r)	1,367,335	1,362,297
Goldman Sachs Group, Inc.:
5.841%, 7/23/09 (r)	1,199,000	1,207,205
5.70%, 8/5/11 (r)	2,000,000	2,001,814
HBOS Treasury Services plc, 3.50%, 11/30/07 (e)	125,000	122,593
Health Care Property Investors, Inc., 5.84%, 9/15/08 (r)	5,000,000	5,000,058
Household Finance Corp.:
6.875%, 3/1/07	1,000,000	1,005,757
7.90%, 11/15/07	2,185,000	2,247,062
HRPT Properties Trust, 5.99%, 3/16/11 (r)	2,000,000	2,000,017
HSBC Finance Corp., 4.45%, 9/15/08	2,000,000	1,976,813
ICICI Bank Ltd., 7.25% to 10/31/16, floating rate thereafter to
8/29/49 (e)(r)	500,000	508,465
Impac CMB Trust:
6.024%, 10/25/33 (r)	155,709	155,763
5.65%, 9/25/34 (r)	244,433	244,869
5.59%, 4/25/35 (r)	763,074	765,190
5.64%, 4/25/35 (r)	569,458	571,540
5.60%, 5/25/35 (r)	281,134	281,675
5.65%, 8/25/35 (r)	1,232,498	1,234,658

	Principal
Corporate Bonds - Cont'd	Amount	Value
Independence Community Bank Corp.:
3.50% to 6/1/08, floating rate thereafter to 6/20/13 (r)	$2,350,000	$2,276,470
3.75% to 4/1/09, floating rate thereafter to 4/1/14 (r)	4,500,000	4,296,557
Ingersoll-Rand Co. Ltd., 6.015%, 2/15/28	500,000	519,075
International Lease Finance Corp., 5.75%, 10/15/06	145,000	145,002
Interpool Capital Trust, 9.875%, 2/15/27	500,000	517,500
Irwin Land LLC, 4.51%, 12/15/15	1,425,000	1,373,059
JPMorgan Chase & Co.:
3.625%, 5/1/08	915,000	892,985
4.88%, 10/28/08 (r)	4,000,000	3,997,635
Kaupthing Bank HF:
5.55%, 12/1/09	2,000,000	1,968,300
6.067%, 1/15/10 (e)(r)	4,000,000	4,000,000
5.75%, 10/4/11 (e)	2,000,000	1,987,258
Landsbanki Islands HF, 6.10%, 8/25/09 (e)(r)	500,000	499,992
Lehman Brothers Holdings, Inc., 4.98%, 9/8/08 (r)	3,000,000	2,972,640
Lennar Corp., 5.893%, 8/20/07 (r)	6,500,000	6,499,833
Lumbermens Mutual Casualty Co., 8.30%, 12/1/37 (e)(m)*	300,000	1,500
MBNA Corp., 5.625%, 11/30/07	2,917,000	2,932,312
Melair Associates LLC, 5.72%, 9/1/34 (r)	1,375,000	1,375,000
Meridian Funding Co. LLC:
5.686%, 10/6/08 (e)(r)	660,116	660,475
5.67%, 10/15/14 (e)(r)	3,000,000	3,001,158
Merrill Lynch & Co., Inc.:
7.00%, 1/15/07	1,311,000	1,315,869
5.70%, 2/5/10 (r)	291,000	292,089
Metlife, Inc., 5.25%, 12/1/06	250,000	249,904
Michigan Consolidated Gas Co., 7.21%, 5/1/07	500,000	505,397
Monongahela Power Co., 5.00%, 10/1/06	2,000,000	1,999,946
Morgan Stanley, 5.53%, 2/15/07 (r)	200,000	200,112
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	3,000,000	3,077,569
6.59%, 7/7/38	1,000,000	1,032,854
Nelnet Student Loan Corp., 5.29%, 6/1/35 (r)	5,400,000	5,400,000
New Valley Generation I, 7.299%, 3/15/19	850,076	950,872
New York State Community Statutory Trust II, 9.218%,
12/28/31 (e)(r)	500,000	501,875
Noble Group Ltd., 6.625%, 3/17/15 (e)	200,000	176,738
Odyssey Re Holdings Corp., 6.875%, 5/1/15	775,000	736,857
Orkney Re II plc, Series B, 8.404%, 12/21/35 (e)(r)	1,400,000	1,400,000
Overseas Private Investment Corp., 7.45%, 12/15/10	930,679	975,065
Pacific Pilot Funding Ltd., 6.25%, 10/20/16 (e)(r)	495,525	494,638
Pacificorp, 6.375%, 5/15/08	30,000	30,577
PP&L Capital Funding, Inc., 8.375%, 6/15/07	1,954,000	1,992,124
Preferred Term Securities IX Ltd., 6.21%, 4/3/33 (e)(r)	1,000,000	1,007,220
PRICOA Global Funding I, 5.471%, 6/3/08 (e)(r)	350,000	349,944
Providence Health Systems, 4.45%, 10/1/07	70,000	69,399
Prudential Financial, Inc.:
STEP, 4.104%, 11/15/06 (r)	1,000,000	998,349
5.54%, 6/13/08 (r)	500,000	501,225
Public Service Electric & Gas Co., 6.375%, 5/1/08 (r)	1,275,000	1,292,994
Public Service Enterprise Group, Inc., 5.765%, 9/21/08 (r)	3,000,000	2,999,961
Reed Elsevier Capital, Inc., 5.72%, 6/15/10 (r)	2,500,000	2,500,014
Regions Financial Corp., 4.50%, 8/8/08	1,500,000	1,479,743

	Principal
Corporate Bonds - Cont'd	Amount	Value
Residential Capital Corp.:
6.742%, 6/29/07 (r)	$7,130,000	$7,169,283
6.693%, 11/21/08 (r)	3,000,000	3,034,314
6.607%, 4/17/09 (r)	3,000,000	3,019,884
6.50%, 4/17/13	2,000,000	2,036,351
Richmond County Capital Corp., 8.318%, 7/15/49	1,700,000	1,705,844
Rubbermaid, Inc., 6.60%, 11/15/06	3,105,000	3,108,257
Ryder System, Inc., 6.46%, 10/18/06	500,000	500,144
Santander Issuances SA Unipersonal , 5.75%, 6/20/16 (e)(r)	3,000,000	3,050,067
Seagram Co. Ltd., 8.35%, 11/15/06	335,000	345,050
Sovereign Bancorp, Inc., 5.68%, 3/1/09 (e)(r)	1,000,000	999,547
Sovereign Bank:
4.00%, 2/1/08	2,830,000	2,781,593
4.375% to 8/1/08, floating rate thereafter to 8/1/13 (r)	4,025,000	3,944,071
Spieker Properties LP, 6.75%, 1/15/08	4,500,000	4,570,120
Starwood Hotels & Resorts Worldwide, Inc., 7.375%, 5/1/07	650,000	658,125
Summit Properties Partnership LP, 7.20%, 8/15/07	138,000	139,519
Susquehanna Bancshares, Inc., 4.75% to 5/1/09, floating rate thereafter to 5/1/14 (r)	1,000,000	979,011
TIERS Trust, 8.45%, 12/1/17 (n)*	658,859	9,883
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/09 (e)	3,000,000	2,637,626
2/15/45 (e)	24,083,749	3,032,626
Torchmark Corp., 6.25%, 12/15/06	1,640,000	1,641,782
Transocean, Inc., 5.591%, 9/5/08 (r)	2,000,000	1,999,985
Tyco International Group SA, Participation Certificate Trust
4.436%, 6/15/07 (e)	4,940,000	4,902,347
Tyson Foods, Inc., 7.25%, 10/1/06	500,000	500,016
Union Financial Services-1, Inc.:
5.75%, 11/1/32 (r)	3,000,000	3,000,000
5.29%, 12/1/32 (r)	1,900,000	1,900,000
Union Pacific Corp.:
8.02%, 7/2/12	1,928,036	2,063,311
6.91%, 8/27/17	1,430,106	1,524,107
UnumProvident Corp., 5.997%, 5/15/08	2,000,000	2,007,228
Viacom, Inc., 5.74%, 6/16/09 (e)(r)	3,000,000	3,000,033
Vodafone Group plc, 5.427%, 6/29/07 (r)	2,000,000	2,000,100
Vornado Realty LP, 5.625%, 6/15/07	3,000,000	3,001,723
Wal-Mart Stores, Inc., 8.07%, 12/21/12	500,000	538,890
Waste Management, Inc., 7.00%, 10/15/06	600,000	600,218
World Financial Network, Credit Card Master Note Trust, 5.70%,
5/15/12 (r)	1,000,000	1,005,208
Xerox Corp., 6.16%, 12/18/09 (r)	750,000	753,750

Total Corporate Bonds (Cost $291,621,335)		291,149,650

	Principal
Taxable Municipal Obligations - 19.7%	Amount	Value
Adams-Friendship Area Wisconsin School District GO Bonds:
5.07%, 3/1/09	$255,000	$254,062
5.09%, 3/1/10	105,000	104,680
5.13%, 3/1/11	115,000	114,680
Alameda California Corridor Transportation Authority Revenue Bonds, Zero Coupon:
10/1/06	1,000,000	999,700
10/1/09	6,000,000	5,136,120
Allentown Pennsylvania GO Bonds, 3.41%, 10/1/09	1,910,000	1,825,903
American National Fish and Wildlife Museum District Revenue
VRDN, 5.42%, 3/1/33 (r)	1,500,000	1,500,000
Baltimore Maryland General Revenue Bonds, 5.00%, 7/1/12	1,330,000	1,322,685
Bayonne New Jersey Municipal Utilities Authority Revenue Bonds,
3.70%, 4/1/10	365,000	349,517
Bethlehem Pennsylvania GO Bonds, 4.10%, 11/1/09	675,000	657,713
Boynton Beach Florida Community Redevelopment Agency Tax
Allocation Revenue Bonds, 5.10%, 10/1/15	1,000,000	992,480
Bridgeview Illinois GO Bonds, 4.62%, 12/1/11	490,000	479,391
Burlingame California Pension Obligation Revenue Bonds,
5.255%, 6/1/11	1,000,000	1,008,360
California State M-S-R Public Power Agency Revenue Bonds,
3.45%, 7/1/09	3,460,000	3,313,573
California Statewide Communities Development Authority
Revenue Bonds:
Zero Coupon, 6/1/08	1,395,000	1,277,332
5.34%, 8/1/08	1,680,000	1,686,283
5.41%, 8/1/09	1,755,000	1,770,918
Zero Coupon, 6/1/10	2,820,000	2,336,652
Zero Coupon, 6/1/13	3,190,000	2,263,656
Canyon Texas Regional Water Authority Revenue Bonds, 5.70%,
8/1/12	165,000	168,996
Chicago Illinois GO Bonds, 5.20%, 1/1/10	3,600,000	3,622,176
College Park Georgia Revenue Bonds, 5.497%, 1/1/08	2,000,000	2,007,440
Cook County Illinois School District GO Bonds, Zero Coupon,
12/1/12	380,000	276,838
Corte Madera California COPs, 5.447%, 2/1/16	1,575,000	1,572,259
Fall Creek Wisconsin School District GO Bonds, 5.91%, 3/1/19	605,000	624,003
Grant County Washington Public Utility District No. 2 Revenue Bonds:
3.91%, 1/1/08	325,000	320,216
5.11%, 1/1/13	500,000	499,165
Illinois State Housing Development Authority Revenue Bonds,
5.60%, 12/1/15	1,860,000	1,882,878
Indiana State Bond Bank Revenue Bonds, 2.79%, 1/15/08	450,000	437,031
Inglewood California Pension Funding Revenue Bonds:
4.57%, 9/1/08	205,000	202,806
4.65%, 9/1/09	215,000	212,349
4.74%, 9/1/10	225,000	221,933
Iron County Wisconsin GO Bonds, 5.26%, 3/1/19	690,000	683,714
JEA Florida St. Johns River Power Park System Revenue Bonds,
4.80%, 10/1/07	3,000,000	2,988,390
La Verne California Pension Obligation Revenue Bonds:
5.25%, 6/1/07	125,000	124,987
5.34%, 6/1/08	260,000	261,009

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
La Verne California Pension Obligation Revenue Bonds (cont'd):
5.40%, 6/1/09	$270,000	$272,522
5.45%, 6/1/10	340,000	344,685
5.49%, 6/1/11	350,000	356,310
Los Angeles California Community Redevelopment Agency Tax Allocation Bonds:
3.94%, 7/1/08	775,000	757,121
4.22%, 7/1/09	805,000	783,643
Los Angeles County California Pension Obligation Revenue Bonds, Zero Coupon:
6/30/07	1,595,000	1,532,508
6/30/10	363,000	299,007
New York State Sales Tax Asset Receivables Corp. Revenue Bonds,
3.60%, 10/15/08	3,300,000	3,208,326
New York State Urban Development Corp. Revenue Bonds,
4.38%, 12/15/11	2,300,000	2,219,799
Northwest Washington Electric Energy Revenue Bonds, 4.06%,
7/1/09	1,000,000	974,410
Northwest Washington Open Access Network Revenue Bonds,
6.39%, 12/1/10	935,000	977,169
Oakland California Pension Obligation Revenue Bonds,
Zero Coupon, 12/15/10,	2,000,000	1,612,500
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.268%, 9/1/11	2,860,000	2,880,563
5.263%, 9/7/16	3,000,000	2,998,890
Oklahoma City Oklahoma Airport Trust Revenue Bonds, 4.60%,
10/1/09	1,330,000	1,309,651
Oklahoma State Capital Improvement Authority Revenue Bonds,
5.10%, 7/1/11	2,720,000	2,725,467
Orange County California Pension Obligation Revenue Bonds,
Zero Coupon, 9/1/11	6,100,000	4,740,249
Oregon State Community College Districts Revenue Bonds,
Zero Coupon, 6/30/07	1,465,000	1,407,601
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	4,000,000	4,022,240
Placer County California Redevelopment Agency Tax Allocation
Bonds, 5.75%, 8/1/15	705,000	720,115
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 4.985%, 12/1/09	1,035,000	1,032,951
San Antonio Texas GO Bonds, 2.80%, 2/1/08	500,000	484,965
San Diego California Redevelopment Agency Tax Allocation Bonds,
5.66%, 9/1/16	1,480,000	1,509,186
San Francisco City and County California Redevelopment Financing
Authority Revenue Bonds, 5.00%, 8/1/07	1,000,000	998,390
Shawano-Gresham Wisconsin School District GO Bonds,
5.75%, 3/1/11	415,000	423,893
Shorewood Wisconsin School District GO Bonds, 5.30%, 4/1/16	350,000	353,381
Stanislaus County California Revenue Bonds, 7.15%, 8/15/13	630,000	674,384
Texas Municipal Gas Corp., 2.60%, 7/1/07	465,000	460,424
West Contra Costa California Unified School District COPs:
4.50%, 1/1/08	275,000	272,242
4.59%, 1/1/09	285,000	281,680
4.66%, 1/1/10	435,000	428,780
Ypsilanti Michigan GO Bonds, 5.55%, 5/1/12	335,000	341,305

Total Taxable Municipal Obligations (Cost $84,900,171)		84,904,252

U.S. Government Agencies	Principal
And Instrumentalities - 6.7%	Amount	Value
Fannie Mae, 5.50%, 12/25/16	$948,343	$943,821
Federal Farm Credit Bank, 3.20%, 4/7/08	3,000,000	2,917,979
Federal Home Loan Bank:
0.00%, 2/5/07 (r)	3,000,000	2,883,750
STEP, 4.60% to 10/26/06, 5.00% thereafter to 10/26/07	5,000,000	4,991,353
0.00%, 12/28/07 (r)	4,000,000	3,666,800
Federal Home Loan Bank Discount Notes, 10/2/06	10,200,000	10,198,725
Freddie Mac, 5.125%, 12/15/13	2,476,473	2,441,527
Tunisia Government AID Bonds, Guaranteed by the United States Agency of International Development, 9.375%, 8/1/16	749,999	874,709

Total U.S. Government Agencies and
Instrumentalities (Cost $29,093,428)		28,918,664

U.S. Treasury - 4.5%
United States Treasury Notes:
2.75%, 8/15/07	10,000,000	9,812,500
5.00%, 7/31/08	4,870,000	4,892,067
5.125%, 5/15/16	1,690,000	1,752,847
4.875%, 8/15/16	2,875,000	2,928,457

Total U.S. Treasury (Cost $19,359,798)		19,385,871

Equity Securities - 1.4%	Shares
Conseco, Inc., Preferred	72,000	1,850,400
Manitoba Telecom Services, Inc.	4,406	190,036
Roslyn Real Estate Asset Corp., Preferred	15	1,506,563
WoodBourne Pass-Through Trust, Preferred (e)	25	2,510,156

Total Equity Securities (Cost $5,981,737)		6,057,155

TOTAL INVESTMENTS (Cost $430,956,469) - 99.9%		430,415,592
Other assets and liabilities, net - 0.1%		225,838
Net Assets - 100%		$430,641,430

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest unlimited number of no par value shares authorized:
Class A: 24,261,370 shares outstanding		$389,965,364
Class C: 2,466,741 shares outstanding		39,734,193
Class I: 5,109 shares outstanding		(740,872)
Undistributed net investment income		128,923
Accumulated net realized gain (loss) on investments		2,268,994
Net unrealized appreciation (depreciation) on investments		(715,172)

Net Assets		$430,641,430

Net Asset Value Per Share:
Class A (based on net assets of $390,947,498)		$16.11
Class C (based on net assets of $39,611,515)		$16.06
Class I (based on net assets of $82,417)		$16.13

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
2 Year U.S. Treasury Notes	249	12/06	$50,920,500	$76,021
Total Purchased				$76,021

Sold:
5 year U.S. Treasury Notes	10	12/06	1,055,156	($4,704)
10 Year U.S. Treasury Notes	111	12/06	11,994,938	(46,243)
U.S. Treasury Bonds	109	12/06	12,252,281	(199,380)
Total Sold				($250,327)

*     Non-income producing security.

(e)     Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)      The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n)      The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p)      The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments due in August of 2006. This security is no longer accruing interest. The total interest due from this security as of September 30, 2006 is $14,817.

(r)      The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

COPs: Certificates of Participation

GO: General Obligation

LLC: Limited Liability Corporation

LP: Limited Partnership

STEP: Stepped coupon for which the coupon rate of interest will adjust on scheduled future dates

VRDN: Variable Rate Demand Note

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2006

Net Investment Income
Investment Income:
Interest income	$16,533,371
Dividend income (net of foreign taxes withheld of $1,445)	530,591
Total investment income	17,063,962

Expenses:
Investment advisory fee	1,149,671
Administrative fees	980,484
Transfer agency fees and expenses	627,588
Distribution plan expenses:
Class A	731,295
Class C	334,851
Trustees' fees and expenses	22,577
Custodian fees	78,652
Registration fees	52,590
Reports to shareholders	65,104
Professional fees	20,630
Accounting fees	56,748
Miscellaneous	13,188
Total expenses	4,133,378
Reimbursement from Advisor:
Class A	(278,258)
Class I	(251)
Fees paid indirectly	(40,791)
Net expenses	3,814,078
Net Investment Income	13,249,884

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,137,703
Foreign currency transactions	(55)
Futures	584,390
2,722,038

Change in unrealized appreciation (depreciation) on:
Investments	501,248
Foreign currency transactions	(23)
Futures	(322,305)
178,920

Net Realized and Unrealized Gain (Loss)	2,900,958

Increase (Decrease) in Net Assets
Resulting From Operations	$16,150,842

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$13,249,884	$5,444,980
Net realized gain (loss)	2,722,038	2,109,509
Change in unrealized appreciation (depreciation)	178,920	(1,038,160)

Increase (Decrease) in Net Assets
Resulting From Operations	16,150,842	6,516,329

Distributions to shareholders from:
Net investment income:
Class A shares	(12,027,448)	(4,490,112)
Class C shares	(1,092,958)	(454,628)
Class I shares	(102,488)	(560,350)
Net realized gain:
Class A shares	(2,072,467)	(2,816,284)
Class C shares	(258,818)	(449,330)
Class I shares	--	(460,855)
Total distributions	(15,554,179)	(9,231,559)

Capital share transactions:
Shares sold:
Class A shares	264,367,167	119,150,186
Class C shares	20,386,361	12,972,863
Class I shares	6,217,560	--
Reinvestment of distributions:
Class A shares	12,678,638	6,427,056
Class C shares	774,354	617,460
Class I shares	102,488	442,881
Redemption fees:
Class A shares	6,035	10,669
Class C shares	602	469
Class I shares	1	--
Shares redeemed:
Class A shares	(98,407,946)	(52,988,569)
Class C shares	(10,226,332)	(8,137,666)
Class I shares	(12,418,314)	(18,276,838)
Total capital share transactions	183,480,614	60,218,511

Total Increase (Decrease) in Net Assets	184,077,277	57,503,281

Net Assets
Beginning of year	246,564,153	189,060,872
End of year (including undistributed net investment income of $128,923 and $84,318, respectively)	$430,641,430	$246,564,153

See notes to financial statements.

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A shares	16,472,532	7,381,201
Class C shares	1,274,937	806,657
Class I shares	387,627	--
Reinvestment of distributions:
Class A shares	791,350	398,940
Class C shares	48,497	38,445
Class I shares	6,394	27,468
Shares redeemed:
Class A shares	(6,130,747)	(3,283,395)
Class C shares	(639,290)	(505,792)
Class I shares	(771,562)	(1,133,470)
Total capital share activity	11,439,738	3,730,054

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Short Duration Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund currently offers three classes of shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class C shares are sold without a front-end sales change and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2006 no securities were fair valued under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 18.) A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). Prior to September 27, 2006, the redemption fee applied to redemptions, including exchanges, made within five days for all Class I shares. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

New Accounting Pronouncements: In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Fund's average daily net assets. Under the terms of the agreement, $121,475 was payable at year end. In addition, $57,870 was payable at year end for operating expenses paid by the Advisor during September 2006.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2007. The contractual expense cap is 1.08% for Class A. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor may benefit from the expense offset arrangement and the Advisor's obligation under the contractual limitation may be reduced by the credits earned.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly. Class A and Class C shares pay an annual rate of .30% and Class I shares pay an annual rate of .10%, based on their average daily net assets. Under the terms of the agreement, $104,109 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $110,583 was payable at year end.

The Distributor received $58,955 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2006.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $56,361 for the year ended September 30, 2006. Under the terms of agreement, $5,242 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an an employee of the Advisor or its affiliates receives an annual fee of $32,000 ($25,000 prior to January 1, 2006) plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $818,065,123 and $665,698,389, respectively. U.S. government security purchases and sales were $853,201,526 and $846,413,148, respectively.

The cost of investments owned at September 30, 2006 for federal income tax purposes was $430,958,018. Net unrealized depreciation aggregated $542,426 of which $1,675,849 related to appreciated securities and $2,218,275 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended September 30, 2006, and September 30, 2005 were as follows:

Distributions paid from:	2006	2005
Ordinary income	$15,019,781	$8,758,817
Long term capital gain	534,398	472,742
Total	$15,554,179	$9,231,559

As of September 30, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$2,161,971
Undistributed long-term capital gain	63,189
Unrealized appreciation (depreciation)	(542,426)
$1,682,734

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary differences causing such reclassifications are due to the recharacterization of distributions and the tax treatment of foreign currency transactions and asset-backed securities.

Undistributed net investment income	$17,615
Accumulated net realized gain (loss)	(17,615)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the tax treatment of Section 1256 contracts.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2006, such purchase transactions were $84,753.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2006. For the year ended September 30, 2006, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$96,845	5.22%	$4,667,450	January 2006

Tax Information (Unaudited)

The Fund designates $534,398 as 15%-rate capital gain dividends paid during fiscal year ended September 30, 2006.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2006 (z)	2005 (z)	2004
Net asset value, beginning	$16.13	$16.35	$16.58
Income from investment operations
Net investment income	.65	.43	.32
Net realized and unrealized gain	.11	.09	.36
Total from investment operations	.76	.52	.68
Distributions from:
Net investment income	(.64)	(.43)	(.32)
Net realized gain	(.14)	(.31)	(.59)
Total distributions	(.78)	(.74)	(.91)
Total increase (decrease) in net asset value	(.02)	(.22)	(.23)
Net asset value, ending	$16.11	$16.13	$16.35

Total return*	4.86%	3.25%	4.23%
Ratios to average net assets: A
Net investment income	4.12%	2.69%	1.98%
Total expenses	1.19%	1.19%	1.21%
Expenses before offsets	1.09%	1.09%	1.09%
Net expenses	1.08%	1.08%	1.08%
Portfolio turnover	524%	633%	967%
Net assets, ending (in thousands)	$390,947	$211,734	$141,155

	Periods Ended
	September 30,	September 30,
Class A Shares	2003	2002^
Net asset value, beginning	$15.96	$15.00
Income from investment operations
Net investment income	.39	.39
Net realized and unrealized gain	1.00	.98
Total from investment operations	1.39	1.37
Distributions from:
Net investment income	(.39)	(.41)
Net realized gain	(.38)	--
Total distributions	(.77)	(.41)
Total increase (decrease) in net asset value	.62	.96
Net asset value, ending	$16.58	$15.96

Total return*	9.04%	9.21%
Ratios to average net assets: A
Net investment income	2.43%	3.96% (a)
Total expenses	1.27%	1.64% (a)
Expenses before offsets	1.07%	.99% (a)
Net expenses	1.06%	.98% (a)
Portfolio turnover	2,078%	1,777%
Net assets, ending (in thousands)	$92,600	$32,821
Financial Highlights

	Years Ended
	September 30,	September 30,
Class C Shares	2006 (z)	2005 (z)
Net asset value, beginning	$16.08	$16.31
Income from investment operations
Net investment income	.52	.29
Net realized and unrealized gain	.11	.08
Total from investment operations	.63	.37
Distributions from:
Net investment income	(.51)	(.29)
Net realized gain	(.14)	(.31)
Total distributions	(.65)	(.60)
Total increase (decrease) in net asset value	(.02)	(.23)
Net asset value, ending	$16.06	$16.08

Total return*	4.05%	2.32%
Ratios to average net assets: A
Net investment income	3.28%	1.81%
Total expenses	1.92%	1.95%
Expenses before offsets	1.92%	1.95%
Net expenses	1.91%	1.94%
Portfolio turnover	524%	633%
Net assets, ending (in thousands)	$39,612	$28,663

	Periods Ended
	September 30,	September 30,
Class C Shares	2004	2003^^^
Net asset value, beginning	$16.54	$15.96
Income from investment operations
Net investment income	.18	.25
Net realized and unrealized gain	.36	.96
Total from investment operations	.54	1.21
Distributions from:
Net investment income	(.18)	(.25)
Net realized gain	(.59)	(.38)
Total distributions	(.77)	(.63)
Total increase (decrease) in net asset value	(.23)	.58
Net asset value, ending	$16.31	$16.54

Total return*	3.34%	7.81%
Ratios to average net assets: A
Net investment income	1.12%	1.32%
Total expenses	1.96%	2.14%
Expenses before offsets	1.96%	2.14%
Net expenses	1.95%	2.12%
Portfolio turnover	967%	2,078%
Net assets, ending (in thousands)	$23,537	$14,283

Financial Highlights

	Periods Ended
	September 30,	November 7,	September 30,
Class I Shares	2006 (y)(z)	2005 (x)	2005 (z)
Net asset value, beginning	$16.04	$16.12	$16.37
Income from investment operations
Net investment income	.33	.06	.49
Net realized and unrealized gain	.12	(.04)	.10
Total from investment operations	.45	.02	.59
Distributions from:
Net investment income	(.36)	(.05)	(.53)
Net realized gain	--	--	(.31)
Total distributions	(.36)	(.05)	(.84)
Total increase (decrease) in net asset value	.09	(.03)	(.25)
Net asset value, ending	$16.13	$16.09	$16.12

Total return*	2.84%	.13%	3.72%
Ratios to average net assets: A
Net investment income	4.73% (a)	3.65% (a)	3.00%
Total expenses	.63% (a)	.81% (a)	.62%
Expenses before offsets	.62% (a)	.81% (a)	.62%
Net expenses	.61% (a)	.79% (a)	.61%
Portfolio turnover	209%	293%	633%
Net assets, ending (in thousands)	$82	$0	$6,167

	Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2004	2003	2002 ^^
Net asset value, beginning	$16.61	$15.97	$15.40
Income from investment operations
Net investment income	.41	.46	.41
Net realized and unrealized gain	.35	1.01	.54
Total from investment operations	.76	1.47	.95
Distributions from:
Net investment income	(.41)	(.45)	(.38)
Net realized gain	(.59)	(.38)	--
Total distributions	(1.00)	(.83)	(.38)
Total increase (decrease) in net asset value	(.24)	.64	.57
Net asset value, ending	$16.37	$16.61	$15.97

Total return*	4.73%	9.53%	6.27%
Ratios to average net assets: A
Net investment income	2.46%	2.88%	4.22% (a)
Total expenses	.61%	.65%	.76% (a)
Expenses before offsets	.61%	.65%	.76% (a)
Net expenses	.60%	.63%	.75% (a)
Portfolio turnover	967%	2,078%	1,777%
Net assets, ending (in thousands)	$24,369	$27,188	$18,807

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)      Annualized.

(x)      The last remaining shareholder in Class I redeemed on November 7, 2005.

(y)      Class I resumed upon shareholder investment on April 21, 2006.

(z)      Per share figures are calculated using the Average Share Method.

*     Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^     From January 31, 2002, inception.

^^      From February 27, 2002, inception.

^^^     From October 1, 2002, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table

# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years	(Not Applicable to Officers)
DISINTERESTED TRUSTEES
RICHARD L. BAIRD, JR. AGE: 58	Trustee	1976	President and CEO of the Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	26
FRANK H. BLATZ, JR., Esq. AGE: 71	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
DOUGLAS E. FELDMAN, M.D. AGE 58	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA AGE: 73	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 58	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 60	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 69	Trustee	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 54	Trustee & President	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
DAVID R. ROCHAT AGE: 69	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 58	Trustee & Chair	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003).	26	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation Studio School Fund Syntao.com China
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Officer	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Officer	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 50	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Officer	1979	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Short Duration Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert

Investments that make a difference

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September 30, 2006
Annual Report
Calvert Long-Term
Income Fund

Calvert

Investments that make a difference

a UNIFI company

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President's Letter

1

Portfolio Management Discussion

4

Shareholder Expense Example

8

Report of Independent Registered Public Accounting Firm

10

Schedule of Investments

11

Statement of Assets and Liabilities

15

Statement of Operations

16

Statements of Changes in Net Assets

17

Notes to Financial Statements

18

Financial Highlights

23

Explanation of Financial Tables

24

Proxy Voting and Availability of Quarterly Portfolio Holdings

26

Trustee and Officer Information Table

28

Dear Shareholder:

Over the twelve-month period ended September 30, 2006, the U.S. financial markets and economy were buffeted by diverse forces, including volatile energy prices, the ongoing Iraq war, large trade deficits, and a change in Federal Reserve (Fed) policy and leadership.

Despite these pressures, fixed-income market performance was solid and although slowing, the U.S. economy appears to be on a relatively strong footing, with solid job growth, growing corporate profits, and moderate inflation. For this reporting period, we're pleased to report that all of our corporate taxable bond funds outperformed their benchmarks.

An Uncertain Interest Rate Environment

Although fixed-income markets ultimately performed in positive territory, it's been a challenging year for bond investors. The Fed's steady uptick in short-term interest rates dampened bond prices and returns for much of the period. But signs of an economic slowdown and the August pause in short-term rate hikes fueled a late-summer bond rally. We believe at this point the Fed funds rate is now in "neutral" territory--neither overly accommodative nor restrictive of economic growth and inflation. We believe the Fed may now be in a holding pattern, awaiting key economic data on core inflation and consumer spending before moving short-term rates again.

Confidence in Our Fixed-Income Expertise

With so many diverse factors affecting the economy and bond market, the expertise of a professional bond fund manager can be very beneficial. Calvert's experience in the fixed-income markets spans 30 years, covering virtually every type of interest-rate environment. Over this period, our management team has refined its investment process that includes four key strategic components, which we refer to collectively as FourSight.® This flexible process for seeking solid investments in any type of market includes: managing duration, monitoring the yield curve, optimizing sector allocation, and analyzing credit quality.

Our solid performance and the effectiveness of this strategy have been reflected in our results across many venues, including media appearances by our managers and press accolades throughout the year.

Former Calvert Board Member Awarded 2006 Nobel Peace Prize

Recently, Dr. Muhammad Yunus and Grameen Bank were jointly awarded the 2006 Nobel Peace Prize for their pioneering work in microfinance. An original board member of Calvert World Values Fund, Dr. Yunus founded the Grameen Bank in 1976 to provide poor people with access to small loans that empower them to start or expand their own businesses. This award is especially significant in that it makes explicit and acknowledges the direct link between financial self-sufficiency and peace. Calvert is proud of our 10-year association with Dr. Yunus and of the role that our firm and shareholders have played in supporting Dr. Yunus's Nobel Prize-winning work in microfinance.

30 Acts of Caring

For our 30th anniversary, Calvert staff decided to honor the founding spirit of the company with 30 separate acts of caring. From book and clothing drives to refurbishing homes with Habitat for Humanity-- to working in soup kitchens, volunteering at elder daycare centers, and raising money to grant the wishes of ill children for the Make A Wish Foundation--Calvert employees are participating fully in this celebration of community service.

A Long-Term, Disciplined Outlook

In any market, we believe it's wise to adhere to a long-term, well-diversified portfolio strategy that includes bond funds. We encourage you to work with a financial professional, who can provide important insights into investment markets and personal financial planning.

As Calvert celebrates our 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to continuing to serve you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2006

Portfolio Management Discussion
Gregory Habeeb
Senior Portfolio Manager
of Calvert Asset Management Company

Investment Performance

Calvert Long-Term Income Fund Class A shares at NAV* produced a total return of 4.49% for the 12-month reporting period ended September 30, 2006. The benchmark Lehman Long US Credit Index returned 2.70% for the same period.

Investment Climate

During the 12-month reporting period, the Federal Reserve (Fed) increased the target Fed funds rate 0.25% at the first six of its eight scheduled meetings, pushing the rate to 5.25% before moving to the sidelines in August. Short-term rates, including those of the three-month Treasury bill, rose in response to these hikes.1 Long-term interest rates increased slightly, with the benchmark 10-year Treasury yield rising 0.29% to 4.63%.

The U.S. economy grew at a 3.3% pace during the first nine months of the reporting period, as measured by gross domestic product (GDP), which is in line with the long-term U.S. average.2 On average, 148,000 new jobs were created each month, while the unemployment rate remained a low 4.6%. Inflation became an issue during the year, however. The headline consumer price index (CPI) increased 3.8% over the 12-month reporting period and the core CPI, which excludes volatile food and energy prices, rose 2.8%.3 Rising headline and core inflation led the Fed to tilt its monetary policy bias toward addressing the risk of inflation, potentially leaving the door open for more rate increases. However, the Fed left rates unchanged at its August and September meetings.

Portfolio Strategy

Our strategy reflects Calvert's FourSight® management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

The primary drivers of the Fund's relative outperformance included its short relative duration (6.95 years on September 30, 2006, versus 11.22 years for the benchmark Lehman Long US Credit Index). In response to Fed rate hikes, interest rates rose across the maturity spectrum--but more so on very short maturity Treasuries. By the end of the 12-month period, shorter-term securities offered higher yields than longer-term bonds, producing an inverted yield curve.

The Fund was also positioned to benefit from these rising short-term interest rates with an allocation to floating-rate notes of varied terms (which are not held by the benchmark). Floating- or adjustable-rate securities are characterized as having coupons (interest rates) that reset periodically (weekly or monthly, for example) and so can provide a benefit to a portfolio when increases occur in short-term rates, such as the Fed funds rate. Long-term rates finally responded to the Fed's push on rates and rose slightly over the 12-month period, with 30-year Treasuries up 0.20%.

Earlier in the reporting period, the Fund was positioned for a narrowing of the difference in interest rates between short- and longer-term securities. The difference in yields did in fact compress, creating an inverted yield curve, and was a positive factor for Fund performance.

Finally, an overweighting to both high quality AAA and below-investment-grade bonds--in what is known as a "credit barbell strategy"--was another strong contributor to returns, as those two sectors outperformed AA, A and BBB-rated securities.4

Outlook

Fed rate hikes have moved the target Fed funds rate into a historically neutral range--neither overly accommodative nor restrictive--but the level of core inflation remains uncomfortably high. However, the quickening pace of inflation has finally slowed over the last few months, offering hope that the level will soon drop into the Fed's comfort zone and eliminate the need for further hikes in the target rate.

We expect U.S. economic growth to be slower than average in coming quarters, but do not expect a recession or any change in the target Fed funds rate. The sharp drop in energy prices that started in the late summer should cushion weaker consumer spending, but a material slowdown in the housing sector could threaten consumption. We are also watching the actions of central banks around the globe, many of which started tightening their monetary policies during the reporting period, pushing interest rates up worldwide. While we expect interest-rate hikes overseas to be very gradual, the U.S. must rely on foreign investment in U.S. securities to help offset our broad deficit, so domestic interest rates must stay competitive with those overseas to continue attracting investors from abroad.

Successful portfolio strategies have boosted Fund returns relative to the benchmark during the reporting period. Looking ahead, we anticipate continuing our slightly defensive posture, although we may move Fund duration closer to the benchmark as rates move higher, primarily through the sale of floating-rate securities and the purchase of longer-term, fixed-rate bonds. We expect to maintain the Fund's credit barbell strategy so long as the yield difference between high-quality bonds and low-quality bonds remains narrow. Given our strategies and our outlook, we believe the portfolio is well positioned for the future.

October 2006

1.     The three-month Treasury bill yield rose 1.33%, to 4.88%.

2.      The third quarter 2006 GDP was not released at the time of this writing. Average annualized growth rate of real GDP over the last 50 years is 3.3%. Data source: Commerce Department.

3.      CPI data available through August 2006.

4.      High yield bonds are represented by the Lehman U.S. High Yield Index.

Portfolio Statistics
September 30, 2006

Investment Performance

(total return at NAV*)

	6 Months	12 Months
	Ended	Ended
	9/30/06	9/30/06
Class A	4.48%	4.49%
Lehman Long U.S. Credit Index**	5.25%	2.70%
Lipper Corp Debt Funds BBB Rated**	3.57%	3.51%

Maturity Schedule
	Weighted Average
	9/30/06	9/30/05
	17 years	17 years

SEC Yield
	30 days ended
	9/30/06	9/30/05
	3.93%	2.52%

	% of total investments
Economic Sectors
Asset Backed Securities	0.1%
Banks	3.2%
Brokerages	2.4%
Financial Services	4.0%
Industrial	11.7%
Industrial - Finance	2.1%
Insurance	2.1%
Municipal Obligations	25.0%
Real Estate Investment Trusts	1.2%
Special Purpose	4.9%
Transportation	0.8%
U.S. Government Agency Obligations	0.6%
U.S. Treasury	39.2%
Utility	2.7%
Total	100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

*     Share return at NAV does not reflect deduction of the Fund's maximum front-end sales charge of 3.75%

**     Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2006

Average Annual Total Returns
(with max. load)
Class A
One Year	0.60%
Since Inception	3.34%
(12/31/04)

Performance Comparison
Comparison of change in value of $10,000 investment.

*     Source: Lipper Analytical Services, Inc.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another Class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (inception date April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/06	9/30/06	4/1/06 - 9/30/06
Actual	$1,000.00	$1,044.80	$6.41
Hypothetical	$1,000.00	$1,018.80	$6.33
(5% return per year before expenses)

*     Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of the Calvert Fund and Shareholders of Calvert Long-Term Income Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert Long-Term Income Fund, a series of The Calvert Fund, including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets the year then ended and the period from inception through September 30, 2005 (inception for the Calvert Long-Term Income Fund was December 31, 2004), and the financial highlights for the year then ended and the period since inception through September 30, 2005. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Long-Term Income Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period since inception through September 30, 2005 , and the financial highlights for the year then ended and the period since inception through September 30, 2005, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, PA
November 20, 2006

Schedule of Investments
September 30, 2006

	Principal
Corporate Bonds - 31.0%	Amount	Value
Alliance Mortgage Investments, 12.64%, 6/1/10 (r)	$4,792	$4,792
APL Ltd., 8.00%, 1/15/24	15,000	13,500
Army Hawaii Family Housing Trust Certificates, 5.524%, 6/15/50 (e)	100,000	98,140
Asian Development Bank, 6.22%, 8/15/27	30,000	34,206
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)(p)	20,000	9,153
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	10,000	11,146
BAC Capital Trust XI, 6.625%, 5/23/36	30,000	31,640
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	9,235	9,714
Barclays Bank plc, 6.278%, 12/29/49 (r)	20,000	19,070
Bear Stearns Co's, Inc., 6.22%, 10/28/14 (r)	30,000	30,032
BellSouth Telecommunications, Inc., STEP, 0.00% to 12/15/15,
6.65% thereafter to 12/15/95 (r)	60,000	28,804
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter
to 12/15/55 (r)	35,000	35,218
Brandywine Operating Partnership LP, 5.95%, 4/1/09 (r)	15,000	15,005
Consolidated Natural Gas Co., 6.875%, 10/15/26	40,000	42,985
Dominion Resources, Inc., 5.664%, 9/28/07 (r)	20,000	20,001
Enterprise Products Operating LP, 8.375% to 8/1/16, floating rate
thereafter to 8/1/66 (r)	35,000	36,551
FMG Finance Ltd., 10.625%, 9/1/16 (e)	25,000	24,000
Ford Motor Credit Co.:
7.18%, 10/4/06	20,000	20,000
5.65%, 6/20/07	30,000	29,735
9.957%, 4/15/12 (r)	15,000	15,672
Glitnir banki HF, 7.451% to 9/14/16, floating rate thereafter to
12/14/49 (e)	40,000	40,890
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	15,000	15,493
Goldman Sachs Group, Inc.:
6.345%, 2/15/34	25,000	24,955
6.45%, 5/1/36	30,000	30,728
Health Care Property Investors, Inc., 6.30%, 9/15/16	30,000	30,181
Hertz Corp., 6.30%, 11/15/06	50,000	49,813
Impac CMB Trust, 5.60%, 5/25/35 (r)	5,623	5,634
Ingersoll-Rand Co. Ltd.:
6.23%, 11/19/27	15,000	15,962
6.015%, 2/15/28	25,000	25,954
Interpool Capital Trust, 9.875%, 2/15/27	25,000	25,875
Jersey Central Power & Light Co., 5.625%, 5/1/16	15,000	15,159
JPMorgan Chase Capital XX, 6.55%, 9/29/36	20,000	20,215
Kinder Morgan, Inc., 7.45%, 3/1/98	10,000	9,291
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	35,000	29,925
Leucadia National Corp., 7.00%, 8/15/13	20,000	19,850
Massachusetts Institute of Technology, 7.25%, 11/2/96	25,000	30,392
Mcguire Air Force Base, Military Housing Project, 5.611%, 9/15/51 (e)	30,000	30,000
Mid-Atlantic Family Military Communities LLC, 5.30%, 8/1/50 (e)	5,000	4,802
Midwest Family Housing LLC, 5.581%, 1/1/51 (e)	30,000	29,138
NationsBank Cap Trust III, 6.057%, 1/15/27 (r)	15,000	14,480

	Principal
Corporate Bonds - Cont'd	Amount	Value
Nationwide Health Properties, Inc., 6.90%, 10/1/37	$20,000	$21,179
Noble Group Ltd., 6.625%, 3/17/15 (e)	35,000	30,929
Northrop Grumman Space & Mission Systems Corp., 6.32%, 5/27/08	25,000	25,326
Odyssey Re Holdings Corp., 6.875%, 5/1/15	25,000	23,770
Pioneer Natural Resources Co., 6.875%, 5/1/18	65,000	64,574
PPL Montana LLC, 8.903%, 7/2/20	25,919	28,503
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	40,000	46,550
Puget Energy Inc., 7.02%, 12/1/27	25,000	27,655
QBE Insurance Group Ltd., 5.647% to 7/1/13, floating rate
thereafter to 7/1/23 (e)(r)	15,000	14,601
Residential Capital Corp.:
6.742%, 6/29/07 (r)	30,000	30,165
6.693%, 11/21/08 (r)	20,000	20,229
6.875%, 6/30/15	50,000	52,288
Rochester Gas & Electric Corp., 6.375%, 9/1/33	10,000	10,896
Southern California Edison Co., 5.75%, 4/1/35	10,000	10,059
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	421,045	53,018
Verizon North, Inc., 5.634%, 1/1/21 (e)	15,000	14,389
Verizon Pennsylvania, Inc., 8.35%, 12/15/30	30,000	33,741
Western Union Co., 5.93%, 10/1/16 (e)	40,000	40,277

Total Corporate Bonds (Cost $1,538,221)		1,546,250

Taxable Municipal Obligations - 22.0%
Adams-Friendship Area Wisconsin School District GO Bonds,
5.47%, 3/1/18	30,000	30,049
Alabaster Alabama GO Bonds, 5.45%, 4/1/21	25,000	24,221
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	30,000	29,893
Brownsville Texas Utility System Revenue Bonds, 5.204%, 9/1/17	10,000	9,856
California Statewide Communities Development Authority Revenue
Bonds, 5.61%, 8/1/14	30,000	30,801
Canyon Texas Regional Water Authority Revenue Bonds, 6.25%, 8/1/28	50,000	51,615
Coachella California Redevelopment Agency Tax Allocation
Bonds, 6.20%, 9/1/36	50,000	52,526
Commonwealth Financing Authority Revenue Bonds, 5.631%, 6/1/23	30,000	30,781
Cook County Illinois School District GO Bonds, Zero
Coupon, 12/1/24	25,000	9,019
Dallas Texas GO Bonds, STEP, 5.25%, 2/15/24 (r)	10,000	9,914
Detroit Michigan GO Bonds, 5.15%, 4/1/25	25,000	23,440
East Lansing Michigan GO Bonds, 5.00%, 4/1/14	85,000	83,747
Ewing Township New Jersey School District GO Bonds, 4.80%, 5/1/16	10,000	9,723
Fairfield California Pension Obligation Revenue Bonds:
5.22%, 6/1/20	15,000	14,797
5.34%, 6/1/25	15,000	14,635
Florida State First Governmental Financing Commission Revenue
Bonds, 5.30%, 7/1/19	25,000	24,672
Fort Wayne Indiana Redevelopment District Revenue Bonds,
5.24%, 6/1/21	25,000	24,300
Grant County Washington Public Utility District No. 2 Revenue Bonds:
5.29%, 1/1/20	25,000	24,769
5.48%, 1/1/21	10,000	10,136

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	$15,000	$15,426
Howell Township New Jersey School District GO Bonds, 5.30%, 7/15/19	25,000	25,015
Indiana State Bond Bank Revenue Bonds:
5.32%, 1/15/19	35,000	34,624
6.01%, 7/15/21	50,000	51,449
Kalamazoo Michigan Building Authority Revenue Bonds,
5.00%, 10/1/20	20,000	19,489
Kansas City Missouri Airport Revenue Bonds, 5.125%,
9/1/17	15,000	14,857
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	50,000	51,127
La Mesa California COPs, 6.32%, 8/1/26	30,000	30,882
Metropolitan Washington DC Airport Authority System Revenue
Bonds, 5.69%, 10/1/30	15,000	14,782
Mississippi State Development Bank SO Revenue Bonds, 5.60%, 1/1/26	30,000	29,003
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	10,000	9,800
Oceanside California Pension Obligation Revenue Bonds,
5.25%, 8/15/20	10,000	9,797
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/16	25,000	15,003
6/30/18	30,000	16,001
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/20	25,000	12,038
Philadelphia Pennsylvania School District GO Bonds, 5.09%, 7/1/20	10,000	9,739
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	40,000	40,307
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.10%, 8/1/20	15,000	14,550
Santa Cruz County California Redevelopment Agency Tax Allocation
Revenue Bonds, 5.50%, 9/1/20	40,000	40,110
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	40,000	41,396
Utah State Housing Corp. Military Housing Revenue Bonds:
5.392%, 7/1/50	15,000	14,245
5.442%, 7/1/50	10,000	9,498
Vigo County Indiana Industrial Redevelopment Authority Revenue
Bonds, 5.30%, 2/1/21	15,000	14,821
West Contra Costa California Unified School District COPs,
5.03%, 1/1/20	15,000	14,464
West Covina California Public Financing Authority General Revenue
Bonds, 6.05%, 6/1/26	40,000	40,669

Total Taxable Municipal Obligations (Cost $1,086,632)		1,097,986

U.S. Government Agencies and Instrumentalities - 0.6%
Freddie Mac, 5.625%, 11/23/35	30,000	29,153

Total U.S. Government Agencies and Instrumentalities (Cost $29,887)		29,153

	Principal
U.S. Treasury Obligations - 34.6%	Amount	Value
United States Treasury Bonds:
5.375%, 2/15/31	$35,000	$37,795
4.50%, 2/15/36	128,000	122,600
United States Treasury Notes:
5.125%, 5/15/16	909,000	942,803
4.875%, 8/15/16	616,000	627,454

Total U.S. Treasury (Cost $1,695,731)		1,730,652

Equity Securities - 0.2%	Shares
ING Group NV, Preferred	400	9,924

Total Equity Securities (Cost $9,908)		9,924

Total Investments (Cost $4,360,379) - 88.4%		4,413,965
Other assets and liabilities, net - 11.6%		580,597
Net Assets - 100%		$4,994,562

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
2 Year U.S. Treasury Notes	10	12/06	$2,045,000	$3,737
Sold:
U.S. Treasury Bonds	8	12/06	899,250	(13,451)

(e)     Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(p)      The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments due in August of 2006. This security is no longer accruing interest. The total interest due from this security, as of September 30, 2006 is $847.

(r)      The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
COPs: Certificates of Participation	LP: Limited Partnership
GO: General Obligation	SO: Special Obligation
IDA: Industrial Development Authority	STEP: Stepped coupon bonds for which the coupon rate of interest will adjust on specified future dates.
LLC: Limited Liability Corporation

See notes to financial statements.

Statement of Assets and Liabilities
September 30, 2006

Assets
Investments in securities, at value (Cost $4,360,379) - see accompanying schedule	$4,413,965
Cash	306,817
Receivable for securities sold	157,409
Receivable for shares sold	226,924
Interest and dividends receivable	61,857
Other assets	6,218
Total assets	5,173,190

Liabilities
Payable for securities purchased	166,372
Payable for futures variation margin	469
Payable to Calvert Asset Management Company, Inc.	3,017
Payable to Calvert Administrative Services Company	1,103
Payable to Calvert Shareholder Services, Inc.	86
Payable to Calvert Distributors, Inc.	919
Accrued expenses and other liabilities	6,662
Total liabilities	178,628
Net Assets	$4,994,562

Net Assets Consist of:
Paid-in capital applicable to 325,135 shares of beneficial interest, unlimited number of no par shares authorized	$4,952,790
Undistributed net investment income	263
Accumulated net realized gain (loss) on investments	(2,363)
Net unrealized appreciation (depreciation) on investments	43,872

Net Assets	$4,994,562

Net Asset Value Per Share	$15.36

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2006

Net Investment Income
Investment Income:
Interest income	$168,970
Dividend income (net of foreign taxes withheld of $23)	772
Total investment income	169,742

Expenses:
Investment advisory fee	12,831
Administrative fees	9,624
Transfer agency fees and expenses	23,651
Distribution plan expenses	8,020
Custodian fees	28,382
Accounting fees	527
Registration fees	19,964
Reports to shareholders	321
Professional fees	16,792
Miscellaneous	428
Total expenses	120,540
Reimbursement from Advisor	(70,796)
Fees paid indirectly	(9,645)
Net expenses	40,099
Net Investment Income	129,643

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	8,715
Futures	(6,592)
2,123

Change in unrealized appreciation (depreciation) on:
Investments	58,124
Futures	(9,714)
48,410

Net Realized and Unrealized Gain
(Loss)	50,533

Increase (Decrease) in Net Assets
Resulting From Operations	$180,176

See notes to financial statements.

Statements of Changes in Net Assets

		From Inception
		December 31,
		2004
	Year Ended	Through
	September 30,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$129,643	$25,428
Net realized gain (loss) on investments	2,123	32,442
Net increase from payment by affiliate	--	2,658
Change in unrealized appreciation (depreciation)	48,410	(4,538)

Increase (Decrease) in Net Assets
Resulting From Operations	180,176	55,990

Distributions to shareholders from:
Net investment income	(129,642)	(25,379)
Net realized gain	(39,373)	--
Total distributions	(169,015)	(25,379)

Capital share transactions:
Shares sold	3,899,676	2,043,006
Reinvestment of distributions	144,299	19,412
Redemption fees	1,854	--
Shares redeemed	(1,113,345)	(42,112)
Total capital share transactions	2,932,484	2,020,306

Total Increase (Decrease) in Net Assets	2,943,645	2,050,917

Net Assets
Beginning of year	2,050,917	--
End of year (including undistributed net investment income of $263 and $111, respectively)	$4,994,562	$2,050,917

Capital Share Activity
Shares sold	257,245	133,583
Reinvestment of distributions	9,567	1,256
Shares redeemed	(73,826)	(2,690)
Total capital share activity	192,986	132,149

See notes to financial statements.

Notes to Financial Statements

Note A ---- Significant Accounting Policies

General: The Calvert Long-Term Income Fund (the "Fund"), a series of The Calvert Fund, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund commenced operations on December 31, 2004. Class A shares of the Fund are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2006, no securities were fair valued under the direction of the Board of Trustees.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Schedule of Investments footnotes on page 14.) A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

New Accounting Pronouncements: In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on an annual rate of .40% of the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2007. The contractual expense cap is 1.25%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .30% of the average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. The Distribution Plan, adopted by Class A shares, allows the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% annually of the Fund's average daily net assets of Class A.

The Distributor received $4,163 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2006.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $690 for the year ended September 30, 2006. Boston Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $32,000 ($25,000 prior to January 1, 2006) plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. Government securities, were $8,515,224 and $7,068,828, respectively. U.S. Government security purchases and sales were $9,212,552 and $8,063,576, respectively.

The cost of investments owned at September 30, 2006 for federal income tax purposes was $4,362,952. Net unrealized appreciation aggregated $51,013, of which $77,219 related to appreciated securities and $26,206 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $1,802 at September 30, 2006 may be utilized to offset future capital gains until expiration in September 2014.

The Fund intends to elect to defer post-October losses of $7,702 to fiscal year ended September 30, 2007. Such losses if unutilized will expire in 2015.

The tax character of dividends and distributions paid during the year ended September 30, 2006 and period ended September 30, 2005 were as follows:

Distributions paid from:	2006	2005
Ordinary income	$169,015	$25,379
Total	$169,015	$25,379

As of September 30, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$263
Capital loss carryforward	(1,802)
Unrealized appreciation (depreciation)	51,013
$49,474

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary difference causing such reclassifications is due to the tax treatment of asset-backed securities.

Undistributed net investment income	$151
Accumulated net realized gain (loss)	(151)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales, post-October loss deferrals, and the tax treatment of Section 1256 contracts.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2006, such purchase and sale transactions were $0 and $99,740, respectively. The sales transactions resulted in a net realized gain of $32 to the Fund.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2006.

Financial Highlights

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005 ^
Net asset value, beginning	$15.52	$15.00
Income from investment operations
Net investment income	.58	.27
Net realized and unrealized gain (loss)	.08	.52
Total from investment operations	.66	.79
Distributions from:
From net investment income	(.58)	(.27)
Net realized gain	(.24)	--
Total distributions	(.82)	--
Total increase (decrease) in net asset value	(.16)	.52
Net asset value, ending	$15.36	$15.52

Total return*	4.49%	5.29%**
Ratios to average net assets: A
Net investment income	4.04%	2.41% (a)
Total expenses	3.76%	6.82% (a)
Expenses before offsets	1.55%	1.51% (a)
Net expenses	1.25%	1.25% (a)
Portfolio turnover	547%	931%
Net assets, ending (in thousands)	$4,995	$2,051

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)     Annualized.

*     Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**     Total return would have been 5.15% without the payment by affiliate. On March 30, 2005, the Advisor voluntarily contributed $2,658 to the Fund to reimburse the effect of a realized loss caused by a trading error. This transaction was deemed a "payment by affiliate."

^     From December 31, 2004, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table

# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Age	Fund	Date	During Last 5 Years	(Not Applicable to Officers)
DISINTERESTED TRUSTEES
RICHARD L. BAIRD, JR. AGE: 58	Trustee	1976	President and CEO of the Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	26
FRANK H. BLATZ, JR., Esq. AGE: 71	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	26
DOUGLAS E. FELDMAN, M.D. AGE 58	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA AGE: 73	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. AGE: 58	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 60	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	26	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
ARTHUR J. PUGH AGE: 69	Trustee	1982	Retired executive.	26	Acacia Federal Savings Bank
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 54	Trustee & President	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
DAVID R. ROCHAT AGE: 69	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. WAYNE SILBY, Esq. AGE: 58	Trustee & Chair	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003).	26	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation Studio School Fund Syntao.com China
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 47	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 42	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 38	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB AGE: 56	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 56	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 41	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
JANE B. MAXWELL, Esq. AGE: 54	Officer	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Officer	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.
CATHERINE P. ROY AGE: 50	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Officer	1979	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor. Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Long-Term Income Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks

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Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/05		Fiscal Year ended 9/30/06
	$	%*	$	% *

(a) Audit Fees	$55,550		$60,060
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$10,560	0%	$11,000	0%
(d) All Other Fees	$0	0%	$0	0%
Total	$66,110	0%	$71,060	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/05		Fiscal Year ended 9/30/06
$	%*	$	% *
$21,000	0%*	$5,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2006.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date: December 1, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date: December 1, 2006

By:	/s/ Ronald M. Wolfsheimer Ronald M. Wolfsheimer Treasurer -- Principal Financial Officer

Date: December 1, 2006